NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 Guardian Portfolio
Large Cap Value Portfolio

1290 Avenue of the Americas
New York, New York 10104-0002

 February 11, 2019

Dear Valued Contractholder:
On December 13, 2018, the Board of Trustees (the “Board”) of the Neuberger Berman Advisers Management Trust (the “Trust”) approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Portfolio”) into Sustainable Equity Portfolio (the “Surviving Portfolio,” and together with the Merging Portfolios, the “Portfolios” or “Funds”) (each a “Reorganization”).  Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled.  All Portfolios are series of the Trust:

Merging Portfolio will be reorganized into the corresponding Class of Surviving Portfolio as follows:
Guardian Portfolio – Class I	à	Sustainable Equity Portfolio – Class I
Guardian Portfolio – Class S	à	Sustainable Equity Portfolio – Class S
Large Cap Value Portfolio – Class I	à	Sustainable Equity Portfolio – Class I

Each Reorganization will take effect on or about April 30, 2019.  No shareholder vote is required for either of the Reorganizations.  We are not asking you for a proxy, and you are requested not to send us a proxy. Shares of each Portfolio are held directly by insurance companies or qualified plans that offer the Portfolio to contractholders as an investment vehicle. You are receiving this letter because, as of February 11, 2019, you were the indirect holder of one of the Merging Portfolios through your ownership of a variable annuity contract or qualified plan. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate net asset value equal to the contractholder’s shares in the Merging Portfolio.
Each Portfolio is managed by Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”) and all have similar investment objectives, principal risks and fundamental investment limitations except for the differences described below and in the attached Combined Prospectus and Information Statement.  (Fundamental investment limitations are those that cannot be changed without a vote of the shareholders.)  However, the Portfolio Managers who manage each Merging Portfolio are different from the Portfolio Managers who manage the Surviving Portfolio.  In addition, there are differences in the principal risks, investment policies and strategies of the Portfolios and these differences are outlined herein.  Accordingly, each Reorganization will result in no material changes to the Merging Portfolio’s investment objective or fundamental investment limitations, though certain of its principal risks, investment policies and strategies will change.   Although each Portfolio has similar investment objectives and principal risks, the risk profile of the Surviving Portfolio is different from that of the Merging Portfolios, as the Surviving Portfolio invests at least 80% of its net assets in equity securities selected in accordance with the Portfolio’s environmental, social and governance (“ESG”) criteria and is subject to risks associated with investing according to the ESG criteria.  Pursuant to its ESG criteria, the Surviving Portfolio seeks to identify high quality, well-positioned companies with leadership that is focused on ESG as defined by best in class operating practices. As part of its focus on quality, the Surviving Portfolio’s Portfolio Managers look for companies that show leadership in ESG considerations, including progressive workplace practices and community relations. In addition, the Surviving Portfolio’s Portfolio Managers typically look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Surviving Portfolio endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Surviving Portfolio also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military. The attached Combined Prospectus and Information Statement contains further information regarding each Reorganization and the Surviving Portfolio, including the Surviving Portfolio’s principal investment strategies and risks and ESG criteria.  Please read it carefully.
The Board believes that each Reorganization will benefit the Merging Portfolio and its contractholders as a result of the Surviving Portfolio’s larger asset base and the elimination of the smaller investment options that are less viable than the investment options available to the Surviving Portfolio. The Surviving Portfolio currently has a lower contractual expense cap for Class I and Class S shares than the corresponding Class of each Merging Portfolio. NBIA has contractually agreed to limit each Portfolio’s total annual operating expenses through December 31, 2021. Currently, the Surviving Portfolio operates above its contractual expense cap for Class S shares and below its contractual expense cap for Class I shares. Each Class of the Surviving Portfolio’s total annual fund operating expenses after any fee waiver and/or expense reimbursement (“Net Expenses”) are lower than the corresponding Class of each Merging Portfolio’s Net Expenses.  Further, no Reorganization is expected to result directly in any adverse tax consequences or changes in account values for shareholders or contractholders. No sales load, commission or other fee will be imposed on shareholders in connection with the tax-free exchange of their shares.  Detailed information regarding each Reorganization is contained in the enclosed materials.  If you have any questions regarding a Reorganization, please call the Manager toll-free at 800-366-6264 or 800-877-9700.
Sincerely,

/s/ Joseph V. Amato
Joseph V. Amato
President and Chief Executive Officer
Neuberger Berman Advisers Management Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE
AND INVESTMENT POLICY OR STRATEGY

Effective as of the closing of each Reorganization, shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio with the investment objective, investment strategies and investment policies of the Surviving Portfolio.  The chart below outlines any differences between each Merging Portfolio’s current investment objective and any 80% investment policy or other material investment strategy (as articulated in the Portfolio’s principal investment strategy):

Merging Portfolio	Merging Portfolio Investment Objective(s)	Merging Portfolio 80% Policy or Material Investment Strategy	Surviving Portfolio Investment Objective	Surviving Portfolio 80% Policy and Material Investment Strategy
Guardian Portfolio	Long-term growth of capital; current income is a secondary goal	To pursue its goals, the Fund invests mainly in common stocks of companies across all market capitalizations. Compares its performance to the S&P 500® Index.	Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
To pursue its goal, the Fund seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s quality oriented financial and ESG criteria. The Fund normally invests at least 80% of its net assets in equity securities selected in accordance with its ESG criteria.

Compares its performance to the S&P 500® Index.

Large Cap Value Portfolio	Long-term growth of capital
To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000 Value Index at the time of purchase.

Compares its performance to the Russell 1000® Value Index.

Questions and Answers

Q.          What is happening?  Why did I get this document?
A.          The Board of Trustees (the “Board”) of Neuberger Berman Advisers Management Trust (the “Trust”),  has approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Portfolio”) into Sustainable Equity Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).  Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled.  Each Merging Portfolio and the Surviving Portfolio (collectively, the “Portfolios” or “Funds”) are each a series of the Trust.  Please see below for more information comparing the Portfolios’ investment objectives, strategies and policies.

              You are receiving this document because, as of February 11, 2019, you were the indirect holder of one of the Merging Portfolios through your ownership of a variable annuity contract or qualified plan. Pursuant to a Plan of Reorganization and Dissolution adopted by the Board, upon closing of a Reorganization, your shares of the participating Merging Portfolio (which you own indirectly through a separate account) will convert to shares of the corresponding Class of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to those Merging Portfolio shares as of the close of business on the day of the closing of the Reorganization, which currently is expected to take place on or about April 30, 2019 (“Effective Date”). (For convenience, shares you own indirectly through a separate account are referred to below as though you owned them directly.)

Q.          What is this document?
A.          This document is a Combined Prospectus and Information Statement (“Information Statement”) for each Merging Portfolio and the Surviving Portfolio.  This Information Statement contains information the shareholders of each Merging Portfolio should know prior to the Reorganization.  You should retain this document for future reference.

Q.          What are the Reorganizations?
A.          Each Reorganization discussed in this Information Statement will reorganize a Merging Portfolio into the Surviving Portfolio on or about the Effective Date.   The Portfolios have similar investment objectives, principal risks and fundamental investment limitations except for the differences described below and in the attached Combined Prospectus and Information Statement.  However, the Portfolio Managers who manage each Merging Portfolio are different from the Portfolio Managers who manage the Surviving Portfolio.  In addition, there are differences in the principal risks, investment policies and strategies of the Portfolios and these differences are outlined in more detail in the attached Combined Prospectus and Information Statement.  Accordingly, each Reorganization will result in no material changes to the Merging Portfolio’s investment objective or fundamental investment limitations, though certain of its principal risks, investment policies and strategies will change.   Although each Portfolio has similar investment objectives and principal risks, the risk profile of the Surviving Portfolio is different from that of the Merging Portfolios, as the Surviving Portfolio invests at least 80% of its net assets in equity securities selected in accordance with the Portfolio’s environmental, social and governance (“ESG”) criteria and is subject to risks associated with investing according to the ESG criteria. Please see below for more information comparing the investment objectives, strategies, policies and risks of the Portfolios.

Q.          Why did the Board Approve Each Reorganization?
A.          NBIA recommended to the Board that each Merging Portfolio be merged with the Surviving Portfolio.  In determining whether to approve each Reorganization and the Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of each Merging Portfolio and the Surviving Portfolio; (3) the expense ratios of each Portfolio on a comparative basis; (4) the relative historical performance record of the Portfolios; (5) the historical asset levels of each Merging Portfolio and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) the costs associated with the Reorganizations; (8) the benefits to NBIA as a result of the Reorganization, as NBIA is expected to experience savings on the amount of expenses required to be reimbursed pursuant to each Portfolio’s current contractual expense limitation arrangement once the Portfolios are merged; (9) the differences in the investment strategies for the Portfolios; and (10) the non-recognition of any gain or loss for federal income tax purposes to each Merging Portfolio or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.

Q.          How will this affect me as a shareholder?
A.          Shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio on the Effective Date.  No sales charges or other fees, other than those described below, will be imposed in connection with any Reorganization.  In addition, the Portfolios’ procedures for purchasing, redeeming and exchanging shares are identical.

               If you own Class I shares or Class S shares, as applicable, of a Merging Portfolio, you will receive Class I shares or Class S shares, respectively, of the Surviving Portfolio.  Class I shares and Class S shares do not have either a front-end sales charge or a contingent deferred sales charge (“CDSC”).

Q.          After the Reorganization of my Portfolio, will I own the same number of shares?
A.          The aggregate value of your investment will not change as a result of the Reorganization.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Surviving Portfolio, which is likely to be different from the NAV per share of your Merging Portfolio.

Q.          Do the Portfolio Managers who manage each Merging Portfolio also manage the Surviving Portfolio?
A.          No.   Ingrid S. Dyott and Sajjad S. Ladiwala are the portfolio managers of the Surviving Portfolio.  Each Merging Portfolio has different portfolio managers.

Q.          Will my expenses increase pursuant to the Reorganization of my Portfolio?

A.          No.  Currently, each Class of the Surviving Portfolio’s total annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are lower than the corresponding Class of each Merging Portfolio’s Net Expenses.

Q.          What are the tax consequences of the Reorganizations?
A.          Each Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.          Can I still purchase shares of a Merging Portfolio until its Reorganization?
A.          You may continue to purchase shares of a Merging Portfolio through April 26, 2019.  As a result of each Reorganization, effective April 26, 2019, the Merging Portfolios will no longer accept purchases or exchanges of shares.

Q.          What if I want to exchange my shares into another Neuberger Berman Portfolio prior to the Reorganization of my Portfolio?
A.          You may exchange shares in each Merging Portfolio to another Neuberger Berman Portfolio prior to the Reorganization subject to the availability of another Neuberger Berman Portfolio in your insurance product or plan and further subject to any limitations in the prospectus for your variable contract or your qualified plan documentation. Additional information about your options for transferring your investment will be provided to you by your insurance company or other applicable financial intermediary.

Q.          Who is paying the costs of each Reorganization?
A.          NBIA will pay the costs associated with each Reorganization, including the costs of filing, printing and distributing disclosure documents, and legal and accounting fees, but excluding any brokerage costs, which will be paid by the Portfolio that incurs them. NBIA currently anticipates that, prior to or immediately after the Reorganizations, approximately 89% of Guardian Portfolio’s securities and 95% of Large Cap Value Portfolio’s securities will be sold as a result of repositioning the securities of the Merging Portfolios in connection with the Reorganizations.  NBIA estimates that the total brokerage commissions incurred as a result of repositioning the Portfolios will be approximately $10,000. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.

If you have any questions, please call the Neuberger Berman Family of Portfolios toll-free at 800-366-6264 or 800-877-9700.

Combined Prospectus and Information Statement
February 11, 2019

Reorganization of the Assets and Liabilities of each of the
GUARDIAN PORTFOLIO
LARGE CAP VALUE PORTFOLIO
each a series of Neuberger Berman Advisers Management Trust

By and in Exchange for Shares of and Assumption of Liabilities by the
SUSTAINABLE EQUITY PORTFOLIO,
a series of Neuberger Berman Advisers Management Trust

1290 Avenue of the Americas
 New York, New York 10104-0002
800-366-6264
 800-877-9700

This Combined Prospectus and Information Statement (“Information Statement”) contains information you should know about a Plan of Reorganization and Dissolution (“Plan”) adopted by the Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Trust”) relating to two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Portfolio”) into Sustainable Equity Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).  The Merging Portfolios and the Surviving Portfolio (collectively, the “Portfolios”) are series of the Trust.  The Trust is a Delaware statutory trust and is a registered, open-end management investment company.  The investment objective of Guardian Portfolio is to seek long-term growth of capital; current income is a secondary goal. The investment objective of Large Cap Value Portfolio is to seek long-term growth of capital.  The investment objective of the Surviving Portfolio is to seek long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance (“ESG”) criteria.  You should carefully read this Information Statement, which contains important information you should know, and keep it for future reference.

Upon completion of the Reorganization of your Merging Portfolio you, as the owner of a variable annuity contract and/or a variable life insurance policy issued by an insurance company that participates in that Merging Portfolio through the investment divisions of a separate account or accounts established by that company (each, a “Separate Account”), will become a shareholder of the Surviving Portfolio through that Separate Account. (For convenience, shares you own indirectly through a Separate Account are referred to throughout this Information Statement as though you owned them directly.) You will receive shares of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of your Merging Portfolio that you hold as of the close of business on the day of the closing of the Reorganization, which is expected to be April 30, 2019 (“Effective Date”). The shares of the Surviving Portfolio that you receive will be of the same class as the shares of the Merging Portfolio that you currently hold.  When each Reorganization is completed, the respective Merging Portfolio will be liquidated and dissolved.

This Combined Prospectus and Information Statement sets forth important information that you should know regarding each Reorganization.  You should read and retain this Combined Prospectus and Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement:

1.
The registration statement for the Trust (File Nos. 811-04255 and 002-88566) contains a prospectus for each Merging Portfolio dated May 1, 2018.  You should review the prospectus for your respective Merging Portfolio.

2.	The combined Statement of Additional Information for the Portfolios dated May 1, 2018, as amended January 2, 2019.
3.
The audited financial statements included in your respective Merging Portfolio’s Annual Report to shareholders for the fiscal year ended December 31, 2017, and the unaudited financial statements and financial highlights included in the corresponding Semi-Annual Reports to shareholders of such Portfolios for the six-month period ended June 30, 2018.

Each Portfolio previously sent its Annual Report and Semi-Annual Report to its shareholders.  For a free copy of these reports or any of the other documents listed above, you may call 800-366-6264 or 800-877-9700, send an email to fundinquiries@nb.com, or write to a Portfolio at:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 800-366-6264
800-877-9700

You also may obtain many of these documents by accessing the Internet site for the Portfolios at www.nb.com.  Text-only versions of all the Portfolios’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov.  The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC.  You can review and copy information regarding the Portfolios by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549.  You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Shares of each Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by any Portfolio or the Trust.

TABLE OF CONTENTS

ABOUT EACH REORGANIZATION	8

Summary	8

Considerations Regarding each Reorganization	9

Comparison of Investment Objectives, Strategies and Policies and Information about Adviser/Subadviser and Portfolio Managers	11

Comparison of Fundamental Investment Limitations and Non-Fundamental Policies	12

Comparison of Principal Risks	17

Comparison of Fees and Expenses	22

Example of Portfolio Expenses	24

Comparative Performance Information	27

Capitalization	30

Information Regarding the Plan of Reorganization and Dissolution	31

Reasons for the Reorganizations	33

Description of the Securities to be Issued	34

Federal Income Tax Considerations	35

OTHER INFORMATION	42

Investment Adviser, Subadviser, and Portfolio Managers	42

Legal Matters	43

Control Persons	44

Experts	46

Additional Information	46

FINANCIAL HIGHLIGHTS	46

APPENDIX A PLAN OF REORGANIZATION AND DISSOLUTION	A-1
APPENDIX B FINANCIAL HIGHLIGHTS	B-1

ABOUT EACH REORGANIZATION
Summary
The following is a summary of certain information relating to each Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement.  Due primarily to concerns over asset levels and limited prospects for future growth, Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), the investment manager of each Portfolio, recommended to the Board of Trustees of the Trust, the separate reorganization of each Merging Portfolio into the Surviving Portfolio.

After careful consideration of a number of factors, the Board of Trustees, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Board”), voted unanimously to approve the reorganization of each Merging Portfolio into the Surviving Portfolio and the Plan with respect to each Reorganization. In each Reorganization, the Surviving Portfolio would acquire all of the assets of each Merging Portfolio in exchange solely for the assumption of all the liabilities of the Merging Portfolio and the issuance of shares of the Surviving Portfolio to be distributed pro rata by the Merging Portfolio to its shareholders in complete liquidation and dissolution of the Merging Portfolio.  As a result of each Reorganization, each shareholder of a Merging Portfolio would become the owner of the Surviving Portfolio’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in the Merging Portfolio on the Effective Date.  Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled.
The Surviving Portfolio offers both Class I and Class S shares.  Guardian Portfolio offers both Class I and Class S shares and Large Cap Value Portfolio offers only Class I shares.  Each Merging Portfolio shareholder would receive shares of the same class of the Surviving Portfolio having the same aggregate value as such shareholder currently owns.  Each Merging Portfolio’s respective class of shares has the same purchase, distribution, exchange and redemption procedures as the corresponding class of shares of the Surviving Portfolio.

The Board has concluded that each Reorganization would be in the best interests of each Merging Portfolio and its existing shareholders and that the interests of each Merging Portfolio’s shareholders would not be diluted as a result of the transactions contemplated by each Reorganization. Among other things, each Reorganization would give each Merging Portfolio’s shareholders the opportunity to participate in a larger Portfolio, with a similar investment objective and investment risks (although with certain differing investment risks, strategies and policies as outlined herein).  The Surviving Portfolio currently has a lower contractual expense cap for Class I and Class S shares than the corresponding Class of each Merging Portfolio.  NBIA has agreed to maintain the Surviving Portfolio’s current contractual expense caps until December 31, 2021.  Currently, the Surviving Portfolio is operating above its contractual expense cap for Class S shares and below its contractual expense cap for Class I shares and its net annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.

As a condition to each Reorganization, the Trust will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the

Internal Revenue Code of 1986, as amended (the “Code”), so that neither the Merging Portfolio participating therein nor the Surviving Portfolio or their shareholders will recognize any gain or loss as a result of the Reorganization.  See “Federal Income Tax Considerations” below for further information.
Considerations Regarding each Reorganization
Please note the following information regarding each Reorganization:
•
The Surviving Portfolio pursues a similar investment objective as each Merging Portfolio.  The investment objective of Guardian Portfolio is to seek long-term growth of capital; current income is a secondary goal. The investment objective of Large Cap Value Portfolio is to seek long-term growth of capital.  The Surviving Portfolio’s investment objective is to seek long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s ESG criteria.  Each Portfolio may invest in equity securities of mid- to large-capitalization companies and Guardian Portfolio may also invest in equity securities of small-capitalization companies.

•
Although the Surviving Portfolio has similar investment objectives, principal risks and fundamental investment limitations as each Merging Portfolio, the investment strategies and policies and risk profile of the Surviving Portfolio is different from that of the Merging Portfolios, as the Surviving Portfolio invests at least 80% of its net assets in equity securities selected in accordance with the Portfolio’s environmental, social and governance (“ESG”) criteria and is subject to risks associated with investing according to the ESG criteria. Accordingly, each Reorganization will result in no material changes to each Merging Portfolio’s investment objective or fundamental investment limitations, though certain of its principal risks, investment strategies and policies will change. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

•
Guardian Portfolio and the Surviving Portfolio each compares its performance to the S&P 500® Index.  Large Cap Value Portfolio compares its performance to the Russell 1000® Value Index.  Upon completion of each Reorganization, the Surviving Portfolio will continue to compare its performance to the S&P 500® Index.  See “Description of Indices” below for further information.

•
NBIA is each Portfolio’s investment adviser.  Ingrid S. Dyott and Sajjad S. Ladiwala are the portfolio managers of the Surviving Portfolio.  Charles Kantor and Marc Regenbaum are the portfolio managers of Guardian Portfolio and Eli M. Salzmann is the portfolio manager for Large Cap Value Portfolio.

•
NBIA has reviewed the Portfolios’ current portfolio holdings and determined that each Merging Portfolio’s holdings generally are compatible with the Surviving Portfolio’s investment objective and policies.  As a result, NBIA believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and

•	held by the Surviving Portfolio. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

•
The Class I shares and Class S shares of the Surviving Portfolio outperformed the corresponding class of shares of Guardian Portfolio for each of the one-year, five-year and ten-year periods and underperformed the corresponding class of shares of Guardian Portfolio for the three-year period.  The Class I shares of the Surviving Portfolio and Class I shares of Large Cap Value Portfolio had similar performance for the five-year and ten-year periods and the Class I shares of the Surviving Portfolio underperformed the corresponding class of shares of Large Cap Value Portfolio for the one-year and three-year periods.  The following table provides each Portfolio’s performance record for these periods.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2018)

Portfolio Name	Class	1 Year	3 Year	5 Year	10 Year	Since Inception
SURVIVING PORTFOLIO
Sustainable Equity Portfolio	I	-5.73%	7.04%	6.15%	12.41%	6.69%[1]
S&P 500® Index		-4.38%	9.26%	8.49%	13.12%	5.67%

Sustainable Equity Portfolio	S	-5.94%	6.80%	5.92%	12.22%	6.58%[1]
S&P 500® Index		-4.38%	9.26%	8.49%	13.12%	5.67%

MERGING PORTFOLIOS
Guardian Portfolio	I	-7.61%	8.00%	5.47%	11.83%	7.37%[2]
S&P 500® Index		-4.38%	9.26%	8.49%	13.12%	6.87%

Guardian Portfolio	S	-7.60%	7.82%	5.30%	11.67%	7.22%[2]
S&P 500® Index		-4.38%	9.26%	8.49%	13.12%	6.87%

Large Cap Value Portfolio	I	-1.04%	12.63%	6.72%	12.98%	8.21%[3]
Russell 1000® Value Index		-8.27%	6.95%	5.95%	11.18%	8.96%
1 The inception dates of Sustainable Equity Portfolio Class I and Class S shares are 2/18/99 and 5/1/06, respectively.  Performance shown prior to May 1, 2006 for Sustainable Equity Portfolio Class S shares is that of Sustainable Equity Portfolio Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

2 The inception dates of Guardian Portfolio Class I and Class S shares are 11/3/97 and 8/2/02, respectively. Performance shown prior to August 2, 2002 for Guardian Portfolio Class S shares is that of Guardian Portfolio Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3 The inception date of Large Cap Value Portfolio Class I shares is 3/22/94.

•
The Surviving Portfolio currently has a lower contractual expense cap for Class I and Class S shares than the corresponding Class of each Merging Portfolio. While the amount of the contractual expense cap is higher for Class I shares of each Merging Portfolio, since the contractual expense cap of Class I shares of each Merging Portfolio excludes NBIA’s compensation, which is not excluded in the Class I contractual expense cap of the Surviving Portfolio, the Class I contractual expense cap of the Surviving Portfolio will be lower than the Class I contractual expense cap of each Merging Portfolio. NBIA has contractually agreed to limit each Portfolio’s total annual operating expenses through December 31, 2021.
•
Currently, the Surviving Portfolio operates above its contractual expense cap for Class S shares and below its contractual expense cap for Class I shares and its Net Expenses are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.  The interests of each Portfolio’s shareholders would not be diluted by any Reorganization, because each Reorganization would be effected on the basis of each Portfolio’s NAV.

•
NBIA will pay the costs associated with each Reorganization, including the costs of filing, printing and distributing disclosure documents, and legal and accounting fees, but excluding any brokerage costs, which will be paid by the Portfolio that incurs them. NBIA currently anticipates that, prior to or immediately after the Reorganizations, approximately 89% of Guardian Portfolio’s securities and 95% of Large Cap Value Portfolio’s securities will be sold as a result of repositioning the securities of the Merging Portfolios in connection with the Reorganizations.  NBIA estimates that the total brokerage commissions incurred as a result of repositioning the Portfolios will be approximately $10,000. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.

•	Each Reorganization is expected to be a tax-free transaction.
•	An alternative to each Reorganization is the liquidation of each Merging Portfolio.
Comparison of Investment Objectives, Strategies and Policies and Information about
Adviser and Portfolio Managers

Although the Surviving Portfolio has similar investment objectives, principal risks and fundamental investment limitations as each Merging Portfolio, the investment strategies and policies and risk profile of the Surviving Portfolio is different from that of the Merging Portfolios, as the Surviving Portfolio invests at least 80% of its net assets in equity securities selected in accordance with the Portfolio’s ESG criteria and is subject to risks associated with investing according to the ESG criteria. The Portfolios’ investment objectives, strategies and policies are described below.  Each Portfolio may change its investment objectives without shareholder approval, although each portfolio does not currently intend to do so.  The investment strategy described below does not reflect the complete strategies of each Portfolio, for more information please see the “Surviving Portfolio’s Principal Investment Strategy” below and the Principal Investment Strategies section of the prospectus for your Merging Portfolio.
NBIA, the investment adviser of each Merging Portfolio, has reviewed each Merging Portfolio’s current portfolio holdings and determined that those holdings generally are compatible with the Surviving Portfolio’s investment objective and policies.  As a result, NBIA believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and held by the Surviving Portfolio.   Nevertheless, in executing the Surviving Portfolio’s investment strategy, the portfolio manager may determine to sell some or a substantial portion of the assets of a Merging

Portfolio after the completion of its Reorganization.  NBIA currently anticipates that, prior to or immediately after the Reorganizations, approximately 89% of Guardian Portfolio’s securities and 95% of Large Cap Value Portfolio’s securities will be sold as a result of repositioning the securities of the Merging Portfolios in connection with the Reorganizations.

	MERGING PORTFOLIOS		SURVIVING PORTFOLIO
	GUARDIAN	LARGE CAP VALUE	SUSTAINABLE EQUITY
Investment Objective	Long-term growth of capital; current income is a secondary goal	Long-term growth of capital	Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s ESG criteria.
Investment Strategy	Invests mainly in common stocks of companies across all market capitalizations. May invest in stocks of foreign companies and use options.
Normally invests at least 80% of its net assets in equity securities of large-capitalization companies (defined as those with a total market cap within the market cap range of the Russell 1000 Value Index).  May invest in stocks of foreign companies and use options.

Seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s quality oriented financial and ESG criteria. Normally invests at least 80% of its net assets in equity securities (mid- to large-capitalization companies) selected in accordance with the Fund’s ESG criteria.  May invest in stocks of foreign companies.

	Compares its performance to the S&P 500® Index.	Compares its performance to the Russell 1000® Value Index.	Compares its performance to the S&P 500® Index.
Investment Adviser	Neuberger Berman Investment Advisers LLC	Neuberger Berman Investment Advisers LLC	Neuberger Berman Investment Advisers LLC
Portfolio Managers	Charles Kantor Marc Regenbaum	Eli M. Salzmann	Ingrid S. Dyott Sajjad S. Ladiwala

Surviving Portfolio’s Principal Investment Strategy

To pursue its goal, the Surviving Portfolio seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s quality oriented financial and ESG criteria. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a focus on long term sustainability. This sustainable investment approach seeks to identify high quality, well-positioned companies with leadership that is focused on ESG as defined by best in class operating practices. As part of their focus on quality, the Portfolio Managers look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth and the sustainability of those earnings, as well as the company’s business model, over the long term. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in environmental, social and governance considerations, including progressive workplace practices and community relations.

In addition, the Portfolio Managers typically look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military. Please see the Statement of Additional Information for a detailed description of the Fund’s ESG criteria.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies. The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

As a sustainable fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days’ written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its ESG criteria. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding. In practice, the Portfolio Managers intend to hold only securities selected in accordance with the Fund’s ESG criteria.

Valuation Sensitive Investing.  In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to the Portfolio Managers’ estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

Description of an ESG Fund and the Surviving Portfolio’s ESG Criteria

The Surviving Portfolio believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and ESG criteria. The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

The Fund looks for companies that show leadership in their environmental and workplace practices. The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:
•	Environmental issues
•	Employment practices and diversity policies
•	Community relations

•	Supply chain issues
•	Product integrity (safety, quality)
•	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:
•	Tobacco
•	Alcohol
•	Weapons, or
•	Nuclear power

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.
Comparison of Fundamental Investment Limitations and Non-Fundamental Policies
The fundamental investment limitations for each Portfolio are the same, except that, as noted below, unlike Guardian Portfolio and the Surviving Portfolio, Large Cap Value Portfolio’s investments in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks are subject to the 25% industry concentration fundamental limitation.  The table below summarizes the Portfolios’ fundamental investment limitations and non-fundamental policies. The fundamental investment limitations of each Portfolio may not be changed without a vote of the majority of the outstanding securities of the Portfolio.  The Portfolios’ investment limitations and policies may be found in their combined Statement of Additional Information (“SAI”).  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

In addition to the policies noted below, the Surviving Portfolio has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities selected in accordance with its ESG criteria.  The Surviving Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders. In addition, the Surviving Portfolio has a non-fundamental policy that it may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons, or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling. Large Cap Value Portfolio, one of the Merging Portfolios, has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities of large-capitalization companies.  The Large Cap Value Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders.

Investment Restriction	All Portfolios
FUNDAMENTAL LIMITATIONS
Borrowing	Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase

Investment Restriction	All Portfolios

agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Commodities
Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Diversification
Each Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Industry Concentration
Each Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.  This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds (except Large Cap Value Portfolio) in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks.

Lending
Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

Real Estate
Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or

Investment Restriction	All Portfolios
interests therein, or instruments secured by real estate or interests therein.
Senior Securities	Each Fund may not issue senior securities, except as permitted under the 1940 Act.
Underwriting
Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Investment through a Master/Feeder Structure
Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.  Currently, the Funds do not utilize this policy.  Rather, each Fund invests directly in securities.

NON-FUNDAMENTAL POLICIES
Borrowing	Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Lending	Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.
Margin Transactions
Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  For all Funds, margin payments in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Illiquid Securities
Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

Investment Restriction	All Portfolios
Investment by a Fund of Funds
If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Foreign Securities
The Funds may not invest more than 20% of the value of their total assets in securities denominated in foreign currency.  This policy does not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

Pledging (Guardian Portfolio only)
Guardian Portfolio may not pledge or hypothecate any of its assets, except that the Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member.

Large Cap Value Portfolio and the Surviving Portfolio are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

Comparison of Principal Risks
The principal risks of investing in the Surviving Portfolio and each Merging Portfolio are listed in the chart below and summarized in the text following the chart.  The Portfolios are subject to substantially similar principal risks in most cases; however, the risk profile of the Surviving Portfolio is different from that of the Merging Portfolios, as the Surviving Portfolio invests at least 80% of its net assets in equity securities selected in accordance with the Portfolio’s ESG criteria and is subject to risks associated with investing according to the ESG criteria. The Surviving Portfolio is subject to ESG Criteria Risk but is not subject to the following risks that one or both of the Merging Portfolios have: Catalyst Risk, High Portfolio Turnover Risk, or Options Risk.  Historically, most of each Portfolios’ performance has depended on what happened in the equity markets. The equity markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that a Portfolio will achieve its goal. A Portfolio may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

Risk	Guardian	Large Cap Value	Sustainable Equity
Catalyst Risk		X
Currency Risk	X	X	X
ESG Criteria Risk			X
Foreign Risk	X	X	X
High Portfolio Turnover Risk		X
Issuer Specific Risk	X	X	X
Market Capitalization Risk (Small-, Mid-, or Large-Cap Companies Risk)	X
Mid- and Large-Cap Companies Risk		X	X
Market Volatility Risk	X	X	X
Operational and Cybersecurity Risk	X	X	X
Options Risk	X	X
Recent Market Conditions Risk	X	X	X
Redemption Risk	X	X	X
Risk Management Risk	X	X	X
Risk of Increase in Expenses	X	X	X
Sector Risk	X	X	X
Valuation Risk	X	X	X
Value Stock Risk	X	X	X

The Portfolios are each subject to the following primary risks (unless noted otherwise). The following risks are described in alphabetical order, beginning with the risk factors that differ among the Portfolios, and not in order of importance or potential exposure:
Catalyst Risk (Large Cap Value Portfolio). Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, may be difficult to value, and management of such a company may be addressing a situation with which it has little experience

ESG Criteria Risk (Sustainable Equity Portfolio). The Fund’s ESG criteria could cause it to sell or avoid stocks that subsequently perform well. The Fund may underperform funds that do not follow an ESG criteria.
High Portfolio Turnover (Large Cap Value Portfolio). The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs and may adversely affect the Fund’s performance.
Market Capitalization Risk (Guardian Portfolio). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and midcap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Mid- and Large-Cap Companies Risk (Large Cap Value Portfolio and Sustainable Equity Portfolio). At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. Compared to larger companies, midcap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Options Risk (Guardian Portfolio and Large Cap Value Portfolio). The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.
When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying security.
If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the amount of the premium paid and the use of those funds.
Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention,

or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which increases the risk that the value of the Fund could go down because of the poor performance of one or a few investments.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Recent Market Conditions. Some countries, including the U.S., are considering or pursuing the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a further “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time and could negatively affect the economies of even those countries that implement the protectionist policies.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
Comparison of Fees and Expenses
The following tables show the fees and expenses of each class of shares of the Merging Portfolios and the Surviving Portfolio and the pro forma fees and expenses of each class of shares of the Surviving Portfolio after giving effect to each proposed Reorganization.  Expenses for each Portfolio are based on the operating expenses incurred by each class of their shares for the twelve-month period ended December 31, 2017.  The pro forma of each class of shares of the Surviving Portfolio assumes that each Reorganization takes place as expected, that the Surviving Portfolios net assets are approximately equal to the combined net assets of the Portfolios as they currently stand, and that the Reorganizations had been in effect for the same period. This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses. These comparisons assume that each Reorganization was in effect for the period ended June 30, 2018.
Shareholder Fees (fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Guardian		Sustainable Equity		Sustainable Equity After Reorganization (pro forma)
	Class I	Class S	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.84	0.84	0.84	0.84
Distribution (12b-1 fees)	None	0.25	None	0.25	None	0.25
Other expenses	0.35	0.35	0.10	0.10	0.10	0.10
Total annual operating expenses	1.20	1.45	0.94	1.19	0.94	1.19

Fee Waiver and/or expense reimbursement	0.19	0.01	0.02
Total annual operating expenses after fee waiver and/or expense reimbursement	1.26[1]	1.18[2]	1.17
1 NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.25% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
2 NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.17% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.17% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

	Large Cap Value	Sustainable Equity	Sustainable Equity After Reorganization (pro forma)
	Class I	Class I	Class I
Annual Fund Operating Expenses
Management fees	0.85	0.84	0.84
Distribution (12b-1 fees)	None	None	None
Other expenses	0.26	0.10	0.10
Acquired fund fees and expenses	0.01	-	-
Total annual operating expenses	1.12	0.94	0.94
Fee Waiver and/or expense reimbursement
Total annual operating expenses after fee waiver and/or expense reimbursement

	Guardian		Large Cap Value	Sustainable Equity		Sustainable Equity Assuming Consummation of Both Reorganizations (pro forma)
	Class I	Class S	Class I	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.85	0.84	0.84	0.83	0.83
Distribution (12b-1 fees)	None	0.25	None	None	0.25	None	0.25
Other expenses	0.35	0.35	0.26	0.10	0.10	0.10	0.10
Acquired fund fees and expenses	-	-	0.01	-	-	-	-
Total annual operating expenses	1.20	1.45	1.12	0.94	1.19	0.93	1.18
Fee Waiver and/or expense reimbursement		0.19			0.01		0.01
Total annual operating expenses after fee waiver and/or expense reimbursement		1.26[1]			1.18[2]		1.17

1 NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.25% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

2 NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.17% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.17% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Example of Portfolio Expenses
This example can help you compare costs between each Merging Portfolio and the Surviving Portfolio and the pro forma costs for the Surviving Portfolio after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolios’ expenses were those in the table above.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.  These examples do not take into account any fees or expenses that your insurance company or other financial intermediary may impose.

Reorganization of Guardian Portfolio into Sustainable Equity Portfolio including Pro Formas

Year 1
	Guardian	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$122	$96	$96
Class S	$128	$120	$119

Year 3
	Guardian	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$381	$300	$300
Class S	$400	$375	$372

Year 5
	Guardian	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$660	$520	$520
Class S	$735	$651	$648

Year 10
	Guardian	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$1,455	$1,155	$1,155
Class S	$1,683	$1,440	$1,438

Reorganization of Large Cap Value Portfolio into Sustainable Equity Portfolio including Pro Formas

Year 1
	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$114	$96	$96

Year 3
	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$356	$300	$300

Year 5
	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$617	$520	$520

Year 10
	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$1,363	$1,155	$1,155

Assuming Consummation of Both Reorganizations including Pro Formas

Year 1
	Guardian	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$122	$114	$96	$95
Class S	$128	-	$120	$119

Year 3
	Guardian	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$381	$356	$300	$296
Class S	$400	-	$375	$372

Year 5
	Guardian	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$660	$617	$520	$515
Class S	$735	-	$651	$646

Year 10
	Guardian	Large Cap Value	Sustainable Equity	Sustainable Equity (pro forma)
Class I	$1,455	$1,363	$1,155	$1,143
Class S	$1,683	-	$1,440	$1,429

Comparative Performance Information
The bar chart and table for each Portfolio below provide an indication of the risks of investing in the Portfolios. Each bar chart shows how a Portfolio’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index for each Portfolio. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses. Past performance is not a prediction of future results.

Guardian Portfolio - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
29.69
19.01
-2.94
12.73
38.81
9.03
-4.97
8.73
25.41
-7.61

Best quarter: Q2 '09, 15.50% Worst quarter: Q3 '11, -17.01%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/18*
	1 Year	5 Years	10 Years
Guardian Portfolio (Class I)	-7.61	5.47	11.83
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38	8.49	13.12
*
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Guardian Portfolio - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
29.50
18.94
-3.08
12.60
38.60
8.89
-5.12
8.75
24.73
-7.60

Best quarter: Q2 '09, 15.52% Worst quarter: Q3 '11, -17.06%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/18*
	1 Year	5 Years	10 Years
Guardian Portfolio (Class S)	-7.60	5.30	11.67
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38	8.49	13.12
*
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Large Cap Value Portfolio - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
56.07
15.67
-11.36
16.60
31.14
9.85
-11.80
27.37
13.36
-1.04

Best quarter: Q2 '09, 28.06% Worst quarter: Q3 '11, -23.12%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/18*
	1 Year	5 Years	10 Years
Large Cap Value Portfolio (Class I)	-1.04	6.72	12.98
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27	5.95	11.18
*
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Sustainable Equity Portfolio - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
31.43
22.85
-3.08
10.98
37.60
10.38
-0.46
9.86
18.43
-5.73

Best quarter: Q2 '09, 15.74% Worst quarter: Q3 '11, -17.61%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/18*
	1 Year	5 Years	10 Years
Sustainable Equity Portfolio (Class I)	-5.73	6.15	12.41
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38	8.49	13.12
*
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Sustainable Equity Portfolio - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
31.31
22.76
-3.15
10.74
37.41
10.11
-0.59
9.64
18.11
-5.94

Best quarter: Q2 '09, 15.84% Worst quarter: Q3 '11, -17.69%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/18*
	1 Year	5 Years	10 Years
Sustainable Equity Portfolio (Class S)	-5.94	5.92	12.22
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38	8.49	13.12
*
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Descriptions of Indices

The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Guardian Portfolio and the Surviving Portfolio each compares its performance to the S&P 500® Index.  Large Cap Value Portfolio compares its performance to the Russell 1000® Value Index.  Upon completion of each Reorganization, the Surviving Portfolio will continue to compare its performance to the S&P 500® Index.
Capitalization

The following table sets forth the capitalization of each Merging Portfolio and the Surviving Portfolio as of June 30, 2018 and of the Surviving Portfolio on a pro forma combined basis as of that date, giving effect to each Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Guardian – Class I	12,259,666	16.75	731,992
Guardian – Class S	45,702,253	16.54	2,763,244
Sustainable Equity – Class I	381,348,915	26.67	14,300,522
Sustainable Equity – Class S	80,101,963	26.73	2,997,182
Pro Forma Adjustments – Class I			(272,257)
Pro Forma Adjustments – Class S			(1,053,202)
Sustainable Equity After Reorganization (pro forma) – Class I	393,608,581	26.67	14,760,257
Sustainable Equity After Reorganization (pro forma) – Class S	125,804,216	26.73	4,707,224

Large Cap Value – Class I	69,709,891	16.54	4,214,769
Sustainable Equity – Class I	381,348,915	26.67	14,300,522
Pro Forma Adjustments – Class I			(1,600,661)
Sustainable Equity After Reorganization (pro forma) – Class I	451,058,806	26.67	16,914,630

Pro Forma Adjustments – Class I			(1,872,918)
Pro Forma Adjustments – Class S			(1,053,202)
Sustainable Equity Assuming Consummation of Both Reorganizations (pro forma) – Class I	463,318,472	26.67	17,374,365
Sustainable Equity Assuming Consummation of Both Reorganizations (pro forma) – Class S	125,804,216	26.73	4,707,224

Information Regarding the Plan of Reorganization and Dissolution
The terms and conditions under which each Reorganization will be consummated are set forth in the Plan, a copy of the form of which is attached as Appendix A to this Information Statement.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan itself.
The Plan provides for each Reorganization to occur on or about April 30, 2019.  The Plan provides that pursuant to each Reorganization, all of the assets of a Merging Portfolio will be transferred to the Surviving Portfolio at the close of business (or other time determined by the Trust) on the Effective Date (the “Effective Time”).  In exchange for that transfer of assets, the Surviving Portfolio will simultaneously (a) issue to the Merging Portfolio a number of full and fractional Surviving Portfolio shares, by class, equal in value to the aggregate NAV of the Merging Portfolio outstanding at the Effective Time and (b) assume all of the liabilities of the Merging Portfolio

Following that exchange, the Merging Portfolio will distribute all of the Surviving Portfolio shares proportionately to its shareholders of record (i.e., one or more Separate Accounts) at the Effective Time (each, a “Separate Account Shareholder”), by class, in complete liquidation of the Merging Portfolio. That distribution will be accomplished by the Trust’s transfer agent’s opening accounts on the Surviving Portfolio’s share transfer books in the names of the Separate Account Shareholders (other than Separate Account Shareholders that already have the Surviving Portfolio share accounts) and transferring those Surviving Portfolio shares to those newly opened and existing accounts.  Pursuant to that transfer, each Separate Account Shareholder’s account will be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Surviving Portfolio shares due to that Separate Account Shareholder.   The account for each Separate Account Shareholder that holds any Merging Portfolio Class I shares will be credited with the respective pro rata number of the Surviving Portfolio Class I shares due that Separate Account Shareholder and the account for each Separate Account Shareholder that holds any Merging Portfolio Class S shares will be credited with the respective pro rata number of the Surviving Portfolio Class S shares due that Separate Account Shareholder.  The aggregate NAV of the Surviving Portfolio shares to be so credited to each Separate Account Shareholder’s account will equal the aggregate NAV of the Merging Portfolio shares that Separate Account Shareholder owned at the Effective Time.  All issued and outstanding shares of each Merging Portfolio, including any represented by certificates, will simultaneously be canceled on the Merging Portfolio’s share transfer books.  The Surviving Portfolio will not issue certificates representing the Surviving Portfolio shares issued in connection with any Reorganization.
After the Effective Time, each Merging Portfolio will not conduct any business except in connection with its dissolution.  As soon as reasonably practicable after distribution of the Surviving Portfolio shares described above, but in all events within six months after the Effective Time, each Merging Portfolio will be terminated as a series of the Trust and any further actions will be taken in connection therewith as required by applicable law.
The Plan may be terminated or delayed, and any Reorganization may be abandoned or postponed by the Board at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio to each Reorganization.    The completion of each Reorganization also is subject to various conditions, including completion of all filings with, and receipt of any necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters.  Subject to the satisfaction of those conditions, each respective Reorganization will take place at the Effective Time. Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled.
No sales charges will be imposed by any Portfolio in connection with the receipt of the Surviving Portfolio shares by shareholders of a Merging Portfolio.
As provided in the Plan, expenses solely and directly related to each Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by NBIA, the investment manager of each Portfolio, excluding any brokerage costs, which will be paid by the respective Portfolio that incurs them. NBIA currently anticipates that, prior to or immediately after the Reorganizations, approximately 89% of Guardian Portfolio’s securities and 95% of Large Cap Value Portfolio’s securities will be sold as a result of repositioning the securities of the Merging Portfolios in connection with the Reorganizations.  NBIA estimates that the total brokerage commissions incurred as a result of repositioning the Portfolios will be approximately $10,000. Further, the Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to Merging Portfolio shareholders pursuant to each Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.
Reasons for the Reorganizations
The Board met on December 13, 2018 to consider information in connection with the Reorganizations.  In determining whether to approve each Reorganization and the Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of each Merging Portfolio and the Surviving Portfolio; (3) the expense ratios of each Portfolio on a comparative basis; (4) the relative historical performance record of the Portfolios; (5) the historical asset levels of each Merging Portfolio and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that NBIA will bear costs of the Reorganization (excluding any brokerage costs) and the Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio’s shareholders pursuant to the Reorganization and related transfer agency costs; (8) the benefits to NBIA as a result of the Reorganization, as NBIA is expected to experience savings on the amount of expenses required to be reimbursed pursuant to each Portfolio’s current contractual expense limitation arrangement once the Portfolios are merged; (9) the differences in the investment strategies for the Portfolios, including that the Surviving Portfolio invests 80% of its net assets in equity securities selected in accordance with its ESG criteria; and (10) the non-recognition of any gain or loss for federal income tax purposes to each Merging Portfolio or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.
At the meeting, representatives of NBIA discussed the rationale for the Reorganizations.  NBIA’s representatives explained that the Reorganization of each Merging Portfolio would eliminate certain smaller investment portfolios that are less viable than other portfolios in the complex and create one product with a more viable long-term future, as the Surviving Portfolio has more meaningful assets under management, lower expenses and greater future growth potential given NBIA’s analysis of the current demand for the investment strategy employed by the Surviving Portfolio, among other considerations. NBIA’s representatives also noted that each Merging Portfolio and the Surviving Portfolio have similar investment objectives, but employ different investment strategies and policies to meet those objectives.
NBIA’s representatives noted that the Surviving Portfolio is operating above its contractual expense cap for Class S shares and operating below its contractual expense cap for Class I shares and the Surviving Portfolio’s Net Expenses for each class are lower than the Net Expenses of the corresponding share class of each Merging Portfolio after fee waiver and/or expense reimbursement. The Surviving Portfolio currently has a lower contractual expense cap for Class I and Class S shares than the corresponding Class of each Merging Portfolio. NBIA has agreed to maintain the Surviving Portfolio’s contractual expense caps until December 31, 2021

NBIA explained that alternatives to the Reorganizations were considered, including liquidating and terminating the Merging Portfolios, but that it was determined that the more beneficial course of action for shareholders would be to merge the Merging Portfolios.
NBIA then reviewed with the Board the terms and conditions of the Plan, noting that the Reorganizations were expected to be tax-free to each Merging Portfolio and its shareholders.  NBIA noted that the interests of the shareholders would not be diluted by the Reorganizations because they would be effected on the basis of each Merging Portfolio’s NAV.  NBIA further noted that the Plan provides that NBIA will pay the costs associated with each Reorganization, excluding any brokerage costs, which will be paid by the Portfolio that incurs them. It was noted that the Surviving Portfolio will pay any fees owed to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio shareholders and all related transfer agency costs. NBIA noted that such fees and costs are not expected to be material to the operation of the Surviving Portfolio. They then recommended that the Board approve each Reorganization.
Article X, Section 4 of the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) permits the Board to merge portfolios without shareholder approval so long as the Board determines that continuation of the portfolio is not in the best interests of the Trust, the portfolio or its shareholders as a result of factors or events adversely affecting the ability of the portfolio to conduct its business and operations in an economically viable manner.
In reaching the decision to approve each Reorganization and the Plan, the Board, including the Independent Trustees, concluded that the participation of each Merging Portfolio in the Reorganizations would be in the best interests of the Merging Portfolio and that the interests of the shareholders of the Merging Portfolio would not be diluted as a result of the Reorganization.  The Board’s conclusion was based on a number of factors, including those discussed above and under the section of this Information Statement entitled “Considerations Regarding the Reorganizations.”
On the basis of the information provided to the Board and the Board’s evaluation of that information, the Board voted unanimously to approve each Reorganization and the Plan.
Description of the Securities to be Issued
The shareholders of each Merging Portfolio will receive Class I or Class S shares, as applicable, of the Surviving Portfolio in accordance with the procedures provided for in the Plan.  All such shares will be fully paid and non-assessable by the Surviving Portfolio when issued and will have no preemptive or conversion rights.
The Surviving Portfolio is organized as a series of the Trust, which is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest.  Shares of the Surviving Portfolio represent equal proportionate interests in its assets and have identical voting, dividend, redemption, liquidation, and other rights.
The Board of the Surviving Portfolio does not intend to hold annual meetings of shareholders of the Surviving Portfolio.  It will call special meetings of the shareholders of the Portfolio only if required under the 1940 Act or in their discretion or, as provided in the Trust Instrument, upon the written request of holders of 25% or more of the outstanding shares of the Portfolio entitled to vote.

Federal Income Tax Considerations
Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.
As a condition to consummation of each Reorganization, the Trust will receive an opinion of K&L Gates LLP, its counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and each Reorganization being completed in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment thereof that such counsel has not approved) -- with respect to each Reorganization, for federal income tax purposes:
(1)
The Merging Portfolio’s transfer of its assets to the Surviving Portfolio in exchange solely for the Surviving Portfolio’s shares (“Surviving Portfolio Shares”) and its assumption of the Merging Portfolio’s liabilities, followed by the Merging Portfolio’s distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Merging Portfolio shares and in complete liquidation of the Merging Portfolio, will qualify as a “reorganization” (as defined in section 368(a) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(2)
Each Merging Portfolio will recognize no gain or loss on the transfer of its assets to the Surviving Portfolio in exchange solely for Surviving Portfolio shares and Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities or on the subsequent distribution of those shares to the Merging Portfolio shareholders in exchange for their Merging Portfolio shares;

(3)
The Surviving Portfolio will recognize no gain or loss on its receipt of each Merging Portfolio’s assets in exchange solely for Surviving Portfolio shares and  Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities;

(4)
The Surviving Portfolio’s basis in each asset it acquires from each Merging Portfolio will be the same as each Merging Portfolio’s basis therein immediately before its respective Reorganization, and Surviving Portfolio’s holding period for each such asset will include the Merging Portfolio’s holding period therefor (except where Surviving Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(5)	A Merging Portfolio shareholder will recognize no gain or loss on the exchange of all its Merging Portfolio shares solely for Surviving Portfolio shares pursuant to the Reorganization; and
(6)
A Merging Portfolio shareholder’s aggregate basis in the Surviving Portfolio shares it receives in the Reorganization will be the same as the aggregate basis in its Merging Portfolio shares it actually or constructively surrenders in exchange for those Surviving Portfolio shares, and its holding period for those Surviving Portfolio shares will include, in each instance, its holding period for those Merging Portfolio shares, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (2) and (4), the Opinion may state that no opinion is expressed as to the effect of any Reorganization on either participating Portfolio or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the dissolution or transfer thereof) under a mark-to-market system of accounting.
On or before the Effective Date, each Merging Portfolio will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a “regulated investment company” (“RIC”).
The foregoing description of the federal income tax consequences of the Reorganizations is limited and general in nature, and it does not take into account the particular circumstances of any shareholder or contractholder.  Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE SURVIVING PORTFOLIO

Portfolio Turnover
The Surviving Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 18% of the average value of its portfolio.

Your Investment
The Surviving Portfolio offers Class I and Class S shares. Guardian Portfolio offers Class I and Class S shares and Large Cap Value Portfolio offers only Class I shares. Each class of the Surviving Portfolio has identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. The following sections explain the different expenses you may pay when investing in each class. When you buy and sell shares of a Portfolio, the share price is the Portfolio’s NAV per share.  Neither Class I shares nor Class S shares are subject to sales charges. The Portfolios are designed for use with certain variable insurance contracts and qualified plans.

Because shares of the Portfolios are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to the Portfolios. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or by your qualified plan; for those fees and expenses, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Class I Shares
Class I shares have adopted a non-fee plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that Neuberger Berman BD LLC (the “Distributor”) may use its own resources, including revenues from fees paid to the Distributor from the Fund, to pay expenses for services primarily intended to result in distribution of Fund shares.

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to affiliates, insurance companies and their affiliates, qualified plan administrators and their affiliates, and other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments and/or their affiliates. If your financial intermediary receives such payments, these payments may compensate the financial intermediary for providing services to you as a variable contract owner or qualified plan participant, and may also provide an incentive for the financial intermediary to make the Fund’s shares available to you, or recommend the Fund to you, as a current or prospective variable contract owner or qualified plan participant, and therefore promote distribution of the Fund’s shares. Please speak with your insurance company, qualified plan administrator or other financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund’s shares.

Class S Shares
Class S shares have adopted plans pursuant to Rule 12b-1 under the 1940 Act that provides for payment to the Distributor of a fee at an annual rate of 0.25% of the Class’ average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an ongoing basis, over the long term they could result in higher overall costs than other types of sales charges.

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to affiliates, insurance companies and their affiliates, qualified plan administrators and their affiliates, and other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments and/or their affiliates. If your financial intermediary receives such payments, these payments may compensate the financial intermediary for providing services to you as a variable contract owner or qualified plan participant, and may also provide an incentive for the financial intermediary to make the Fund’s shares available to you, or recommend the Fund to you, as a current or prospective variable contract owner or qualified plan participant, and therefore promote distribution of the Fund’s shares. Please speak with your insurance company, qualified plan administrator or other financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund’s shares.

Buying and Selling Portfolio Shares
The Portfolio is designed as a funding vehicle for certain variable contracts and qualified plans. Because shares of the Portfolio are held by the insurance companies or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan administrator for matters involving allocations to the Portfolio.

Redemption proceeds are typically sent out the next business day after an order is executed, and nearly always within seven days regardless of payment type. The Portfolio typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As stated below, and in the Portfolio’s SAI, the Portfolio also reserves the right to redeem shares in kind (i.e., providing investors with securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances. Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Portfolio may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Under certain circumstances, which may include normal and stressed market conditions, the Portfolio reserves the right to:
•	suspend the offering of shares
•	reject any exchange or purchase order
•	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
•	satisfy an order to sell Portfolio shares with securities rather than cash
•	change, suspend, or revoke the exchange privilege
•	suspend the telephone order privilege
•
suspend or postpone investor’s ability to sell shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the SEC

•	remain open and process orders to purchase or sell Portfolio shares when the Exchange is closed.

Frequent purchases, exchanges and redemptions of Portfolio shares (“market-timing activities”) can interfere with effective Portfolio management and adversely affect Portfolio performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Portfolio by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Portfolio assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Portfolio shareholders, the Board has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. Pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Portfolio reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege.

NBIA applies the Portfolio’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Portfolio, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Portfolio shares. These policies and procedures are applied consistently to all shareholders. Although the Portfolio makes efforts to monitor for market-timing activities, the ability of the Portfolio to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market-timing activities.

Because the Portfolio is offered to different insurance companies, and for different types of variable contracts — annuities and life insurance —and to qualified plans, groups with different interests will share the Portfolio. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the Trustees of the Portfolio watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the Portfolio.  While this might resolve the conflict, it also might force the Portfolio to sell securities at disadvantageous prices.

Shares Prices
When shares of the Portfolio are bought and sold, the share price is the Portfolio’s NAV per share.

The Portfolio is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Portfolio shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Portfolio shares will generally not be priced although the Portfolio may decide to remain open and price Portfolio shares and in such a case, the Portfolio would post a notice on www.nb.com.

The Portfolio normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Portfolio’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form; check with your insurance company or qualified plan administrator to find out by what time your order must be received in order to be processed the same day. Depending on when your insurance company or qualified plan accepts orders, it is possible that the Portfolio’s share price could change on days when Portfolio shares cannot be bought or sold.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Portfolio could change on days when Portfolio shares cannot be bought or sold. Remember, though, any purchase or sale takes place at the next share price calculated after you send your order to your insurance company or qualified plan administrator and it is received in proper form.

Share Price Calculations
The NAV per share of each class of the Portfolio is the total value of Portfolio assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Portfolio’s securities changes every business day, its share price usually changes as well.

The Portfolio generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Portfolio’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Portfolio generally are valued by one or more independent pricing services approved by the Board at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by the Portfolio generally are valued by one or more independent pricing services approved by the Board on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Portfolio may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Portfolio may use a fair value estimate made according to methods approved by the Board. The Portfolio may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Portfolio’s share price is calculated.

The Portfolio may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Portfolio’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Portfolio’s NAV by such traders.

Portfolio Holdings Policy
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Portfolio’s SAI. The complete portfolio holdings for the Portfolio are available at www.nb.com/holdings and are generally posted 15-30 days after each month-end.

The Portfolio’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Portfolio will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, the Portfolio may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Portfolio (if the Portfolio engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month has been posted.
Distributions and Taxes
Distributions. The Portfolio pays out to shareholders of record any net income and net realized capital gains. Ordinarily, the Portfolio makes distributions once a year, in October. All dividends and other distributions received by shareholders of record are automatically reinvested in Portfolio shares.
Taxes. The information below is only a summary of some of the important federal tax considerations generally affecting the Portfolio and its shareholders; for a more detailed discussion, request a copy of the SAI. Also, you may want to consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.
How distributions and transactions are taxed. Dividends and other distributions made by the Portfolio, as well as transactions in Portfolio shares, generally are not taxable, except to the extent described in your qualified plan documentation or variable contract prospectus. Please consult such documents for more information.
Other tax-related considerations. The Portfolio intends to continue to qualify for treatment as a RIC for federal tax purposes by satisfying the requirements under Subchapter M of Chapter 1 of Subtitle A (“Subchapter M”) of the Code. As a RIC, the Portfolio is not subject to federal income tax on its ordinary income and net realized capital gains that it distributes to its shareholders. It is the Portfolio’s intention to distribute all such income and gains for each taxable year.
Because the Portfolio is offered to, among others, insurance company Separate Accounts to fund variable contracts, it must meet special diversification standards beyond those that apply to RICs under Subchapter M. That is so because Section 817(h) of the Code and the regulations thereunder require that a Separate Account be “adequately diversified” (see the next paragraph for certain rules regarding that term) in order for the tax deferral for variable contracts based thereon to apply. In determining whether a Separate Account is so diversified, the Separate Account may “look-through” a RIC that satisfies certain criteria – which the Portfolio has done for each past taxable year and intends to continue to do – and treat the RIC’s assets as its own. If the Portfolio’s assets failed to meet those diversification standards, you could be subject to adverse tax consequences –

for example, distributions of the net income earned and net gains realized by the Portfolio to the Separate Accounts that are invested in the Portfolio (“Portfolio Accounts”) would generate a current tax liability for you instead of the tax deferral mentioned above. Accordingly, the Portfolio intends to continue to comply with the diversification requirements of Section 817(h) and the regulations so that owners of the variable contracts based on the Portfolio Accounts will not be subject to federal tax on distributions from the Portfolio to those Accounts.

Under the relevant regulations, a Separate Account is deemed to be adequately diversified if (1) no more than 55% of the value of the Portfolio’s total assets is represented by any one investment, (2) no more than 70% of that value is represented by any two investments, (3) no more than 80% of that value is represented by any three investments, and (4) no more than 90% of that value is represented by any four investments. Section 817(h) and those regulations also provide, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of its total assets is represented by cash and cash items, government securities, and securities of other RICs. For purposes of those regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that could reduce investment performance.
The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the taxation of the Portfolio. You should refer to the prospectus for your variable contract or your qualified plan documentation, or consult with your tax adviser, for information regarding taxes applicable to your variable contract or qualified plan, as applicable.
Capital Loss Carryovers (“CLCOs”).  At December 31, 2018, each Merging Portfolio did not have any CLCOs which the Surviving Portfolio could carry over and use in taxable years ending after the Reorganization.
OTHER INFORMATION
Investment Adviser and Portfolio Managers
NBIA, located at 1290 Avenue of the Americas, New York, NY 10104, serves as investment adviser and administrator for each Merging Portfolio and the Surviving Portfolio.  NBIA manages, supervises and conducts the business and administrative affairs of the Portfolios and other NBIA Portfolios with net assets totaling approximately $304 billion as of December 31, 2018.  Pursuant to an Investment Advisory Agreement, each Portfolio pays NBIA an advisory fee as described below.

The contractual advisory fee rate for each Portfolio is 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.  For the year ended December 31, 2017, the management fees (i.e., advisory and administration fees) paid to the Manager by Guardian Portfolio, Large Cap Value Portfolio and Sustainable Equity Portfolio were 0.85%, 0.85% and 0.84%, respectively, of each Portfolio’s average daily net assets.

With respect to the Surviving Portfolio, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I and Class S so that total annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any, with respect to Class I and Class S) of each class are limited to 1.30% and 1.17% of average net assets, respectively. These fee waivers and/or expense reimbursements are subject to recoupment by NBIA within three years. Each of these undertakings lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board. The Portfolio has agreed that each of Class I and Class S will repay NBIA for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.30% and 1.17% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBIA incurred the expense. Further information regarding waivers and expenses is available in the Portfolios’ Prospectuses.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Surviving Portfolio and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.  A discussion regarding the basis for the Surviving Portfolio’s Board’s approval of the Investment Advisory Agreement is available in the Annual Report to Shareholders for the period ended December 31, 2017.
The following individuals serve as portfolio manager(s) for the Portfolios as noted:
Charles Kantor (Guardian Portfolio) is a Managing Director of NBIA. Mr. Kantor joined the firm in 2000 and has been a Portfolio Manager of the Fund since October 2015.
Marc Regenbaum (Guardian Portfolio) is a Managing Director of NBIA. Mr. Regenbaum joined the firm in 2007 and has been an Associate Portfolio Manager of the Fund since February 2017.
Eli M. Salzmann (Large Cap Value Portfolio) is a Managing Director of NBIA. Mr. Salzmann has been a Portfolio Manager of the Fund since December 2011.
Ingrid S. Dyott (Sustainable Equity Portfolio) is a Managing Director of NBIA. Ms. Dyott has been a Portfolio Manager of the Fund since 2003.
Sajjad S. Ladiwala (Sustainable Equity Portfolio) is a Managing Director of NBIA. Mr. Ladiwala joined as an Associate Portfolio Manager of the Fund in 2003 and became Co-Portfolio Manager of the Fund in 2016.
Please see each Portfolio’s Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

Legal Matters
The legal counsel to the Trust is K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006-1682

Share Information
To the knowledge of the Portfolios, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of each Portfolio as of January 15, 2019.

Portfolio	Shareholder Name and Address	Percentage of Shares Held
Guardian Portfolio – Class I	Principal Life Insurance Co Attn Individual Accting G-012-S41 711 High St Des Moines IA 50392-9992	23.82%
	Ameritas Life Insurance Corp Carillon Life Account Attn Variable Trades 5900 O St Lincoln NE 68510-2234	19.46%
	Security Benefit Life 1 SW Security Benefit Pl Topeka KS 66636-1000	19.01%
	Ameritas Life Insurance Corp Carillon Account Attn Variable Trades 5900 O St Lincoln NE 68510-2234	14.15%
	Principal Life Insurance Company Attn Individual Accting G-012-S41 711 High St Des Moines IA 50392-9992	7.13%
Guardian Portfolio – Class S	Phoenix Life Insurance Co 15 Tech Valley Dr. Suite 2 E Greenbush NY 12061-4137	83.36%
	Phoenix Life Insurance Co 15 Tech Valley Dr. Suite 2 E Greenbush NY 12061-4137	10.76%
	Annuity Investors Life Insurance Co Attn Variable Annuity Department PO Box 5423 Cincinnati OH 45201-5423	5.60%
Large Cap Value Portfolio – Class I	Security Benefit Life 1 SW Security Benefit Pl Topeka KS 66636-1000	12.30%
	Lincoln Life & Annuity Variable Annuity Account L Mutual Fund Admin Area 6H-02 1300 South Clinton Street Fort Wayne IN 46802-3506	8.44%
	Jefferson National Life Insurance	7.10%

	Attn Carla Higgs – C1B Separate Accounts 10350 Ormsby Park Place Suite 600 Louisville KY 40223-6175
	Lincoln National Variable FBO Variable Annuity Account L Mutual Fund Admin Area 6H-02 1300 South Clinton Street Fort Wayne IN 46802-3506	6.95%
	Principal Life Insurance Company Attn Individual Accting G-012-S41 711 High St Des Moines IA 50392-9992	5.65%
	Principal Life Insurance Company Attn Individual Accting G-012-S41 711 High St Des Moines IA 50392-9992	5.45%
	Lincoln National Life Ins Co Wells Fargo B Share EGMDB Acct W Attn Margaret Wallace 6H-02 1300 South Clinton Street Fort Wayne IN 46802-3506	5.25%
Sustainable Equity Portfolio – Class I	Northwestern Mutual Life Variable Annuity Account B Attn Mutual Fund Accounting 720 E Wisconsin Ave Milwaukee WI 53202-4703	80.68%
Sustainable Equity Portfolio – Class S	Security Benefit Life Variflex Q Navisys 1 SW Security Benefit Pl Topeka Kansas 66636-1000	55.13%
	Riversource Life Insurance Company 222 AXP Financial Center Minneapolis MN 55474-0001	13.06%
	Security Benefit Life Insurance Co FBO Unbundled C/O Variable Annuity Dept 1 SW Security Benefit Pl Topeka Kansas 66636-1000	8.22%
	Minnesota Life Insurance Co 400 Robert St N Suite A Saint Paul MN 55101-2099	6.21%

As of January 15, 2019, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each class of each Portfolio.

Experts
The audited financial statements of each Portfolio, incorporated by reference in the SAI, have been audited by Ernst & Young LLP, the Portfolio’s independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Annual Report to shareholders of the Trust for the fiscal year ended December 31, 2017.

Additional Information
The Prospectus and Combined SAI of each Merging Portfolio dated May 1, 2018, as amended, are on file with the SEC and are incorporated by reference into this Information Statement. Reports and other information about each Merging Portfolio are available on the EDGAR Database at the SEC’s website, sec.gov. You may also inspect and copy information (at prescribed rates) filed by the Surviving Portfolio at the SEC’s Public Reference Room in Washington, DC.
Current copies of the Prospectus and Combined SAI for each Merging Portfolio are available without charge by contacting your insurance provider or writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104-0002, or by calling toll-free 800-877-9700 or 800-366-6264.  The Prospectus also is available on NBIA’s web site, www.nb.com.
FINANCIAL HIGHLIGHTS
The Surviving Portfolio
For a table of the financial highlights of the Surviving Portfolio and each Merging Portfolio included in the Portfolios’ Annual Report for the period ended December 31, 2017 (audited), see “Financial Highlights” in Appendix B. This information is derived from and should be read in conjunction with the financial statements of the Surviving Portfolio and each Merging Portfolio and notes thereto, included in the Portfolios’ Annual Report for the period ended December 31, 2017, which is incorporated by reference into the Combined SAI together with the report of the independent registered certified public accounting firm, Ernst & Young LLP, thereon.
The financial highlights for the Surviving Portfolio and each Merging Portfolio for the six-month period ended June 30, 2018 are unaudited and are included in Appendix B, as well as each Portfolio’s Semi-Annual Report to Shareholders for the period ended June 30, 2018, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

APPENDIX A
PLAN OF REORGANIZATION AND DISSOLUTION
THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted by NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, a Delaware statutory trust (“Trust”), on behalf of Guardian Portfolio and Large Cap Value Portfolio (each, a “Target”), and Sustainable Equity Portfolio (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof. (Acquiring Fund and each Target is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.  Before January 1, 1997, the Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.
The Trust sells voting shares of beneficial interest in the Funds (“shares”) to separate accounts of participating insurance companies (each, an “Insurance Company”), which qualify as “segregated asset accounts” for federal tax purposes (“Separate Accounts”), so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts issued by the Insurance Companies (collectively, “Contracts”).  Shares of the Funds are also offered to certain qualified pension and retirement plans.  Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Funds) are the property of the respective Insurance Companies, which are the owners of record of those shares, and are held for the benefit of the Contract holders.  Individual investors may not purchase shares of the Funds directly from the Trust.
The Trust wishes to effect two separate reorganizations, each described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)).  Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund and Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.  The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization.  (For convenience, the balance hereof refers only to a single Reorganization and a single Target, except for references to the Targets’ respective share classes, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)
The Trust’s Amended and Restated Trust Instrument (dated March 27, 2014) (“Trust Instrument”) permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and Neuberger Berman Investment Advisers LLC, each Fund’s investment manager (“Manager”), has the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.
The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Each Target offers a class of shares designated Class I shares (“Target Class I Shares”), while Guardian Portfolio offers an additional class of shares, designated Class S shares (“Target Class S Shares,” and, together with Target Class I Shares, “Target Shares”).  Acquiring Fund offers two classes of shares, designated Class I shares and Class S shares (“Acquiring Fund Class I Shares” and “Acquiring Fund Class S Shares” respectively, and collectively, “Acquiring Fund Shares”).  The Funds’ identically designated shares have identical characteristics, rights, and preferences.
1.	PLAN OF REORGANIZATION AND DISSOLUTION
1.1          Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)  issue and deliver (1) to each Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Class I Shares determined by dividing the respective Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”), in Guardian Portfolio’s case its Target Value attributable to its Target Class I Shares, by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class I Share, and (2) to Guardian Portfolio the number of full and fractional Acquiring Fund Class S Shares determined by dividing its Target Value attributable to its Target Class S Shares by the NAV of an Acquiring Fund Class S Share, and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2          The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3          The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by the Manager pursuant to paragraph 5.  Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4          If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.
1.5          At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Separate Account(s) through which the Insurance Companies hold Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder of Guardian Portfolio shall be credited with the respective pro rata number of Acquiring Fund Class I Shares and/or Acquiring Fund Class S Shares due that Shareholder, and the account for each Shareholder of Large Cap Value Portfolio shall be credited with the respective pro rata number of Acquiring Fund Class I Shares due that Shareholder).  The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6          As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of the Trust and dissolve Target under Delaware law shall be taken ‑‑ and in all events Target shall have been so terminated and dissolved within six months after the Effective Time ‑‑ and Trust shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination and dissolution.  After the Effective Time, Target shall not conduct any business except in connection with that termination and dissolution.
1.7          Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated and dissolved.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.
2.          VALUATION
2.1          For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.
2.2          For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.
2.3          All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank & Trust Company, in its capacity as the Trust’s custodian and fund accounting agent (“State Street”), or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.
3.          CLOSING AND EFFECTIVE TIME
3.1          Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at 4:00 p.m., Eastern Time, on April 30, 2019, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV of an Acquiring Fund Share of either class is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.
3.2          The Trust shall direct State Street, as the custodian of the Funds’ assets, or other appropriate service provider to the Trust to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.
3.3          The Trust shall direct its transfer agent to deliver at the Closing (a) a Certificate stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional outstanding Target Shares each Shareholder owns, and (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records.
3.4.          The Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).
4.          CONDITIONS PRECEDENT
4.1          The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a)          At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(b)          The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
(c)          At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(e)          Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statements of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statements, for the two fiscal years) ended December 31, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2018, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;
(f)          Since December 31, 2017, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
(g)          All federal, state, and local tax returns and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)          Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(i)          Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;
(j)          At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
(k)          To the best of the Trust’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)          During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
(m)          All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
(n)          Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)          Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and
(p)          Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of that value is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) will be taken into account for this purpose.
4.2          The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(b)          The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
(c)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)          Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statements of Changes in Net Assets, for the two fiscal years) ended December 31, 2017, have been audited by E&Y and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended June 30, 2018, present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;
(e)          Since December 31, 2017, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;
(f)          All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(g)          Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation;

Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)          Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;
(i)          At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
(j)          Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;
(k)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
(l)          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
(m)          Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n)          Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)          There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(p)          Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of that value will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose; and
(q)          All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.
4.3          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a)          No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein Target’s information statement and Acquiring Fund’s prospectus (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;
(b)          The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
(c)          The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)          Target’s shareholders will pay their own expenses (such as fees of investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
(e)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
(f)          At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
(g)          Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
(h)          None of the compensation the Manager (or any affiliate thereof) or an Insurance Company, if any, receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares; none of the Acquiring Fund Shares any Insurance Company (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Manager (or any affiliate thereof) or an Insurance Company, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(i)          Immediately after the Reorganization, the Insurance Companies (through the Separate Accounts) that are Shareholders will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;
(j)          No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Manager or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)           will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
(l)          The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
(m)          The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;
(n)          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
(o)          At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and
(p)          The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(1)          Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(2)          Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(3)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(4)          Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(5)          A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(6)          A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
5.	EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund.  Subject to satisfaction of the condition contained in paragraph 4.3(j), the Manager shall bear, and has agreed with the Trust to bear, all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees, but excluding all brokerage and similar costs, if any, incurred in connection with the Reorganization, which shall be borne by the Fund that directly incurs them or for whose benefit they were incurred.  Notwithstanding the foregoing, all expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
6.	TERMINATION OF PLAN
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
7.	AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.
8.	MISCELLANEOUS
8.1          This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
8.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
8.3          Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
8.4          Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 13, 2018

APPENDIX B
FINANCIAL HIGHLIGHTS

Guardian Portfolio — Class I Shares

All figures, except for the six-month period ended June 30, 2018, have been derived from the financial statements audited by Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. Financial statements for the six-month period ended June 30, 2018 have not been audited. E&Y’s reports, along with full financial statements, appear in the Fund’s most recent annual and semi-annual shareholder reports, which are available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBIA’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

Year Ended December 31,	2013	2014	2015	2016	2017	Six Months Ended June 30, 2018
PER SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	20.40	26.69	24.09	16.70	14.66	16.15
Plus:
Income from investment operations
Net investment income (loss)(3)	0.09	0.16	0.09	0.06	0.13	0.03
Net gains (losses) — realized and unrealized	7.70	1.79	(1.28)	1.28	3.47	0.57
Subtotal: income (loss) from investment operations	7.79	1.95	(1.19)	1.34	3.60	0.60
Minus:
Distributions to shareholders
Income dividends	0.20	0.13	0.17	0.10	0.06	—
Capital gain distributions	1.30	4.42	6.03	3.28	2.05	—
Subtotal: distributions to shareholders	1.50	4.55	6.20	3.38	2.11	—
Equals:
Share price (NAV) at end of year	26.69	24.09	16.70	14.66	16.15	16.75
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.11	1.08	1.15	1.21	0.82	1.19(5)
Gross expenses	1.11	1.08	1.15	1.21	1.20(1)	1.19(5)
Net investment income (loss) — actual	0.38	0.60	0.42	0.36	0.81	0.34(5)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	38.81	9.03	(4.97)	8.73	25.41(4)	3.72(6)
Net assets at end of year (in millions of dollars)	15.3	14.0	11.8	11.4	12.6	12.3
Portfolio turnover rate (%)	31	37	51	72	34	15(6)

(1)	Shows what the ratio would have been if there had been no expense reimbursement.
(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Calculated based on the average number of shares outstanding during each fiscal period.
(4)	Would have been lower if there had been no expense reimbursement.
(5)	Annualized.
(6)	Not annualized.

                              App B-1

Guardian Portfolio — Class S Shares

All figures, except for the six-month period ended June 30, 2018, have been derived from the financial statements audited by Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. Financial statements for the six-month period ended June 30, 2018 have not been audited. E&Y’s reports, along with full financial statements, appear in the Fund’s most recent annual and semi-annual shareholder reports, which are available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBIA’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

YEAR ENDED DECEMBER 31,	2013	2014	2015	2016	2017	Six Months Ended June 30, 2018
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	20.29	26.53	23.94	16.59	14.57	15.95
Plus:
Income from investment operations
Net investment income (loss)(4)	0.06	0.12	0.07	0.05	0.05	0.02
Net gains (losses) — realized and unrealized	7.65	1.78	(1.28)	1.28	3.43	0.57
Subtotal: income (loss) from investment operations	7.71	1.90	(1.21)	1.33	3.48	0.59
Minus:
Distributions to shareholders
Income dividends	0.17	0.07	0.11	0.07	0.05	—
Capital gain distributions	1.30	4.42	6.03	3.28	2.05	—
Subtotal: distributions to shareholders	1.47	4.49	6.14	3.35	2.10	—
Equals:
Share price (NAV) at end of year	26.53	23.94	16.59	14.57	15.95	16.54
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.25	1.25	1.25	1.25	1.25	1.26(5)
Gross expenses(1)	1.36	1.33	1.39	1.46	1.45	1.44(5)
Net investment income (loss) — actual	0.26	0.44	0.33	0.31	0.32	0.27(5)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(2)(3)	38.60	8.89	(5.12)	8.75	24.73	3.70(6)
Net assets at end of year (in millions of dollars)	79.9	67.8	51.3	46.2	48.4	45.7
Portfolio turnover rate (%)	31	37	51	72	34	15(6)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Would have been lower if there had been no expense reimbursement.
(4)	Calculated based on the average number of shares outstanding during each fiscal period
(5)	Annualized.
(6)	Not annualized.

                              App B-2

Large Cap Value Portfolio — Class I Shares
All figures, except for the six-month period ended June 30, 2018, have been derived from the financial statements audited by Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. Financial statements for the six-month period ended June 30, 2018 have not been audited. E&Y’s reports, along with full financial statements, appear in the Fund’s most recent annual and semi-annual shareholder reports, which are available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBIA’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

YEAR ENDED DECEMBER 31,	2013	2014	2015	2016	2017	Six Months Ended June 30, 2018
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.60	15.04	16.39	13.19	15.24	16.71
Plus:
Income from investment operations
Net investment income (loss)(3)	0.10	0.11	0.14	0.13	0.19	0.11
Net gains (losses) — realized and unrealized	3.50	1.36	(2.00)	3.34	1.83	(0.28)
Subtotal: income (loss) from investment operations	3.60	1.47	(1.86)	3.47	2.02	(0.17)
Minus:
Distributions to shareholders
Income dividends	0.16	0.12	0.12	0.12	0.10	—
Capital gain distributions	—	—	1.22	1.30	0.45	—
Subtotal: distributions to shareholders	0.16	0.12	1.34	1.42	0.55	—
Equals:
Share price (NAV) at end of year	15.04	16.39	13.19	15.24	16.71	16.54
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.13	1.10	1.14	1.18	0.98	1.11(5)
Gross expenses	1.13	1.10	1.14	1.18	1.11(1)	1.11(5)
Net investment income (loss) — actual	0.78	0.71	0.89	0.89	1.20	1.33(5)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	31.14	9.85	(11.80)	27.37	13.36(4)	(1.02)(6)
Net assets at end of year (in millions of dollars)	69.9	70.3	53.3	78.6	73.2	69.7
Portfolio turnover rate (%)	165	130	153	93	91	103(6)

(1)	Show what the ratio would have been if there had been no expense reimbursement.
(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Calculated based on the average number of shares outstanding during each fiscal period.
(4)	Would have been lower if there had been no expense reimbursement.
(5)	Annualized.
(6)	Not annualized.

                              App B-3

Sustainable Equity Portfolio – Class I Shares

All figures, except for the six-month period ended June 30, 2018, have been derived from the financial statements audited by Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. Financial statements for the six-month period ended June 30, 2018 have not been audited. E&Y’s reports, along with full financial statements, appear in the Fund’s most recent annual and semi-annual shareholder reports, which are available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBIA’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

YEAR ENDED DECEMBER 31,	2013	2014	2015	2016	2017	Six Months Ended June 30, 2018
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	15.89	21.72	23.88	21.46	22.57	25.67
Plus:
Income from investment operations
Net investment income (loss)(2)	0.09	0.15	0.16	0.13	0.12	0.09
Net gains (losses) — realized and unrealized	5.87	2.10	(0.28)	1.94	3.99	0.97
Subtotal: income (loss) from investment operations	5.96	2.25	(0.12)	2.07	4.11	1.06
Voluntary contribution from Management	—	0.00	—	—	—	—
Minus:
Distributions to shareholders
Income dividends	0.13	0.09	0.14	0.16	0.13	—
Capital gain distributions	—	—	2.16	0.80	0.94	—
Subtotal: distributions to shareholders	0.13	0.09	2.30	0.96	1.07	—
Equals:
Share price (NAV) at end of year	21.72	23.88	21.46	22.57	25.61	26.67
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.99	0.98	0.98	1.00	0.93	0.94(5)
Gross expenses	0.99	0.98	0.98	1.00	0.94(1)	0.94(5)
Net investment income (loss) — actual	0.49	0.68	0.70	0.59	0.50	0.67(5)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	37.60	10.38	(0.46)	9.86	18.43(4)	4.14(6)
Net assets at end of year (in millions of dollars)	244.2	301.3	307.6	329.1	379.6	381.3
Portfolio turnover rate (%)	29	37	24	31	18	7(6)

(1)	Shows what the ratio would have been if there had been no expense reimbursement.
(2)	Calculated based on the average number of shares outstanding during each fiscal period.
(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower if there had been no expense reimbursement.
(5)	Annualized.
(6)	Not annualized.

                              App B-4

Sustainable Equity Portfolio – Class S Shares

All figures, except for the six-month period ended June 30, 2018, have been derived from the financial statements audited by Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. Financial statements for the six-month period ended June 30, 2018 have not been audited. E&Y’s reports, along with full financial statements, appear in the Fund’s most recent annual and semi-annual shareholder reports, which are available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBIA’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

YEAR ENDED DECEMBER 31,	2013	2014	2015	2016	2017	Six Months Ended June 30, 2018
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	15.92	21.76	23.93	21.54	22.66	25.69
Plus:
Income from investment operations
Net investment income (loss)(4)	0.06	0.12	0.12	0.09	0.06	0.06
Net gains (losses) — realized and unrealized	5.89	2.08	(0.27)	1.94	3.99	0.98
Subtotal: income (loss) from investment operations	5.95	2.20	(0.15)	2.03	4.05	1.04
Voluntary contribution from Management	—	0.00	—	—	—	—
Minus:
Distributions to shareholders
Income dividends	0.11	0.03	0.08	0.11	0.08	—
Capital gain distributions	—	—	2.16	0.80	0.94	—
Subtotal: distributions to shareholders	0.11	0.03	2.24	0.91	1.02	—
Equals:
Share price (NAV) at end of year	21.76	23.93	21.54	22.66	25.69	26.73
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.17	1.17	1.17	1.17	1.17	1.17(5)
Gross expenses(1)	1.24	1.23	1.23	1.25	1.19	1.19(5)
Net investment income (loss) — actual	0.32	0.52	0.52	0.42	0.25	0.44(5)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(3)	37.41	10.11	(0.59)	9.64	18.11	4.05(6)
Net assets at end of year (in millions of dollars)	80.7	81.1	74.9	78.2	85.7	80.1
Portfolio turnover rate (%)	29	37	24	31	18	7(6)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Would have been lower if there had been no expense reimbursement.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.
(5)	Annualized.
(6)	Not Annualized.

                              App B-5

PART B
STATEMENT OF ADDITIONAL INFORMATION
February 11, 2019

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 GUARDIAN PORTFOLIO
LARGE CAP VALUE PORTFOLIO
 (each a “Merging Portfolio”)

and

SUSTAINABLE EQUITY PORTFOLIO
(the “Surviving Portfolio”)

1290 Avenue of the Americas
New York, New York 10104-0002
 800-877-9700
800-366-6264
Merging Portfolio will be reorganized into the corresponding Class of Surviving Portfolio as follows:
Guardian Portfolio – Class I	à	Sustainable Equity Portfolio – Class I
Guardian Portfolio – Class S	à	Sustainable Equity Portfolio – Class S
Large Cap Value Portfolio – Class I	à	Sustainable Equity Portfolio – Class I
This Statement of Additional Information (“SAI”) relates specifically to the reorganization of the Merging Portfolios into the Surviving Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), each a series of Neuberger Berman Advisers Management Trust (“Trust”), whereby each Merging Portfolio will transfer all of its assets to the Surviving Portfolio, and shareholders in each Merging Portfolio will receive shares of the Surviving Portfolio in exchange for shares of the Merging Portfolio (“Reorganization”).  This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1.	The combined Statement of Additional Information for the Portfolios dated May 1, 2018, as amended January 2, 2019.
2.
The financial statements included in the Annual Reports to shareholders of the Portfolios for the fiscal year ended December 31, 2017, and the unaudited financial statements and Portfolio highlights included in the Semi-Annual Report to shareholders of the Portfolios for the six-month period ended June 30, 2018.

3.	The Annual Reports to Shareholders of the Portfolios (File No. 811-04255), for the fiscal year ended December 31, 2017.

4.	The Semi-Annual Reports to Shareholders of the Portfolios (File No. 811-04255), for the six-month period ended June 30, 2018.
The Statement of Additional Information that is incorporated by reference above includes information about other portfolios in the Neuberger Berman Family of Portfolios that is not relevant to the Reorganization.  Please disregard that information.
This SAI is not a prospectus.  Each Portfolio’s prospectus, dated May 1, 2018 (the “Prospectus”) may be obtained, without charge, by calling toll-free 800-877-9700 or 800-366-6264 or by writing to Neuberger Berman Family of Portfolios at 1290 Avenue of the Americas, New York, NY 10104-0002.  These documents are also available at www.nb.com.  This SAI should be read in conjunction with the Prospectus.

                         Part B - SAI - 2

Pro Forma Financial Statements
The following tables set forth the pro forma combined Schedules of Investments as of June 30, 2018, the pro forma combined Statement of Assets and Liabilities as of June 30, 2018, and the pro forma combined Statement of Operations for the 12-month period ended June 30, 2018 for the possible outcome of the reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Portfolio”) into Sustainable Equity Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).

The pro forma combined Schedule of Investments contains information about the securities holdings of the combined Merging Portfolios and corresponding Surviving Portfolio as of June 30, 2018, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of a Merging Portfolio’s holdings may not remain at the time of the Reorganizations.

                         Part B - SAI - 3

Pro Forma Schedule of Investments
(Unaudited) 6/30/18

	Sustainable Equity Shares	Guardian Shares^	Large Cap Value Shares^	Sustainable Equity Value	Guardian Value	Large Cap Value Value	NUMBER OF PRO FORMA COMBINED SHARES	PRO FORMA COMBINED VALUE
Common Stocks 97.4%

Aerospace & Defense 0.4%
General Dynamics Corp.	-	6,660	-	-	1,241,491	-	6,660	1,241,491
Raytheon Co.	-	4,940	-	-	954,309	-	4,940	954,309
				-	2,195,800	-		2,195,800
Air Freight & Logistics 0.2%
Expeditors International of Washington, Inc.	-	3,500	-	-	255,850	-	3,500	255,850
FedEx Corp.	-	-	3,025	-	-	686,857	3,025	686,857
				-	255,850	686,857		942,707
Airlines 1.9%
Delta Air Lines, Inc.	-	21,800	-	-	1,079,972	-	21,800	1,079,972
Ryanair Holdings PLC ADR	89,599	-	-	10,234,894	-	-	89,599	10,234,894	*
				10,234,894	1,079,972	-		11,314,866
Auto Components 2.8%
Aptiv PLC	179,083	-	-	16,409,375	-	-	179,083	16,409,375

Banks 5.5%
Citigroup, Inc.	-	-	5,178	-	-	346,512	5,178	346,512
Comerica, Inc.	-	12,605	-	-	1,146,047	-	12,605	1,146,047
JPMorgan Chase & Co.	130,687	15,380	19,088	13,617,586	1,602,596	1,988,970	165,155	17,209,152
M&T Bank Corp.	-	-	5,362	-	-	912,344	5,362	912,344
PNC Financial Services Group, Inc.	-	-	1,881	-	-	254,123	1,881	254,123
SunTrust Banks, Inc.	-	-	9,462	-	-	624,681	9,462	624,681
U.S. Bancorp	237,265	-	-	11,867,995	-	-	237,265	11,867,995
				25,485,581	2,748,643	4,126,630		32,360,854
Beverages 0.2%
PepsiCo, Inc.	-	7,500	4,493	-	816,525	489,153	11,993	1,305,678

Biotechnology 0.2%
Gilead Sciences, Inc.	-	16,655	-	-	1,179,840	-	16,655	1,179,840

Capital Markets 3.7%
BlackRock, Inc.	-	1,555	-	-	776,007	-	1,555	776,007
Brookfield Asset Management, Inc. Class A	-	27,045	-	-	1,096,404	-	27,045	1,096,404
CME Group, Inc.	-	8,400	5,944	-	1,376,928	974,341	14,344	2,351,269
Intercontinental Exchange, Inc.	231,636	-	3,602	17,036,828	-	264,927	235,238	17,301,755
				17,036,828	3,249,339	1,239,268		21,525,435
Chemicals 1.9%
Ashland Global Holdings, Inc.	-	16,235	-	-	1,269,252	-	16,235	1,269,252
Sherwin-Williams Co.	23,892	-	-	9,737,662	-	-	23,892	9,737,662
				9,737,662	1,269,252	-		11,006,914
Consumer Finance 1.9%
American Express Co.	113,487	-	-	11,121,726	-	-	113,487	11,121,726

Diversified Financial Services 0.1%
CF Corp. Class A	-	40,000	-	-	335,600	-	40,000	335,600	*

Diversified Telecommunication Services 0.6%
AT&T, Inc.	-	-	33,117	-	-	1,063,387	33,117	1,063,387
CenturyLink, Inc.	-	-	50,475	-	-	940,854	50,475	940,854
Verizon Communications, Inc.	-	-	31,547	-	-	1,587,129	31,547	1,587,129
				-	-	3,591,370		3,591,370
Electric Utilities 1.4%
American Electric Power Co., Inc.	-	-	20,791	-	-	1,439,777	20,791	1,439,777
Brookfield Infrastructure Partners LP	-	28,144	-	-	1,080,730	-	28,144	1,080,730
Entergy Corp.	-	-	4,518	-	-	365,009	4,518	365,009
Exelon Corp.	-	-	58,559	-	-	2,494,613	58,559	2,494,613
FirstEnergy Corp.	-	-	44,115	-	-	1,584,170	44,115	1,584,170
NextEra Energy, Inc.	-	4,000	3,723	-	668,120	621,853	7,723	1,289,973
				-	1,748,850	6,505,422		8,254,272
Electrical Equipment 0.2%
Eaton Corp. PLC	-	13,800	-	-	1,031,412	-	13,800	1,031,412

Electronic Equipment, Instruments & Components 0.2%
CDW Corp.	-	17,400	-	-	1,405,746	-	17,400	1,405,746

Energy Equipment & Services 2.2%
Schlumberger Ltd.	172,469	14,020	7,931	11,560,597	939,761	531,615	194,420	13,031,973

Equity Real Estate Investment Trust 3.1%
AvalonBay Communities, Inc.	-	-	2,314	-	-	397,753	2,314	397,753
Equity Residential	-	-	16,943	-	-	1,079,100	16,943	1,079,100
Mid-America Apartment Communities, Inc.	-	-	1,449	-	-	145,871	1,449	145,871
Prologis, Inc.	-	-	11,350	-	-	745,582	11,350	745,582
Public Storage	-	-	4,310	-	-	977,767	4,310	977,767
Simon Property Group, Inc.	-	-	5,971	-	-	1,016,204	5,971	1,016,204
SL Green Realty Corp.	-	-	5,710	-	-	574,026	5,710	574,026
Weyerhaeuser Co.	343,502	-	19,639	12,524,083	-	716,038	363,141	13,240,121
				12,524,083	-	5,652,341		18,176,424
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	-	5,250	4,679	-	1,097,145	977,817	9,929	2,074,962
Kroger Co.	543,318	-	-	15,457,397	-	-	543,318	15,457,397
Walmart, Inc.	-	-	22,700	-	-	1,944,255	22,700	1,944,255
				15,457,397	1,097,145	2,922,072		19,476,614
Food Products 1.2%
Conagra Brands, Inc.	-	36,500	31,537	-	1,304,145	1,126,817	68,037	2,430,962
Hain Celestial Group, Inc.	-	7,790	-	-	232,142	-	7,790	232,142	*
Kraft Heinz Co.	-	-	20,895	-	-	1,312,624	20,895	1,312,624
Mondelez International, Inc. Class A	-	-	69,521	-	-	2,850,361	69,521	2,850,361
				-	1,536,287	5,289,802		6,826,089
Health Care Equipment & Supplies 8.2%
Abbott Laboratories	-	-	15,436	-	-	941,442	15,436	941,442
Baxter International, Inc.	-	-	4,772	-	-	352,364	4,772	352,364
Becton, Dickinson & Co.	68,252	-	-	16,350,449	-	-	68,252	16,350,449
Danaher Corp.	169,599	-	-	16,736,029	-	-	169,599	16,736,029
Dentsply Sirona, Inc.	-	20,015	-	-	876,057	-	20,015	876,057
Medtronic PLC	144,994	-	5,656	12,412,937	-	484,210	150,650	12,897,147
				45,499,415	876,057	1,778,016		48,153,488
Health Care Providers & Services 5.3%
AmerisourceBergen Corp.	172,217	-	-	14,684,943	-	-	172,217	14,684,943
Centene Corp.	-	-	25,364	-	-	3,125,098	25,364	3,125,098	*
Cigna Corp.	-	-	5,548	-	-	942,883	5,548	942,883
CVS Health Corp.	-	15,000	-	-	965,250	-	15,000	965,250
DaVita, Inc.	-	11,100	-	-	770,784	-	11,100	770,784
Express Scripts Holding Co.	-	-	5,295	-	-	408,827	5,295	408,827	*
HCA Healthcare, Inc.	-	-	18,626	-	-	1,911,028	18,626	1,911,028
Premier, Inc. Class A	199,460	-	-	7,256,355	-	-	199,460	7,256,355	*
Quest Diagnostics, Inc.	-	-	1,246	-	-	136,985	1,246	136,985
UnitedHealth Group, Inc.	-	5,015	-	-	1,230,380	-	5,015	1,230,380
				21,941,298	2,966,414	6,524,821		31,432,533
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	-	-	5,959	-	-	341,510	5,959	341,510
Compass Group PLC	470,085	-	-	10,020,156	-	-	470,085	10,020,156
McDonald’s Corp.	-	6,750	-	-	1,057,657	-	6,750	1,057,657
				10,020,156	1,057,657	341,510		11,419,323
Household Products 0.4%
Church & Dwight Co, Inc.	-	-	2,804	-	-	149,061	2,804	149,061
Procter & Gamble Co.	-	-	31,306	-	-	2,443,746	31,306	2,443,746
				-	-	2,592,807		2,592,807
Industrial Conglomerates 2.3%
3M Co.	63,903	4,300	-	12,570,998	845,896	-	68,203	13,416,894

Insurance 3.9%
Aon PLC	-	-	5,148	-	-	706,151	5,148	706,151
Athene Holding Ltd. Class A	-	-	27,952	-	-	1,225,416	27,952	1,225,416	*
Chubb Ltd.	-	-	7,713	-	-	979,705	7,713	979,705
Progressive Corp.	337,324	-	-	19,952,715	-	-	337,324	19,952,715
				19,952,715	-	2,911,272		22,863,987
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.	-	1,230	-	-	2,090,754	-	1,230	2,090,754	*
Expedia Group, Inc.	-	12,445	-	-	1,495,765	-	12,445	1,495,765
				-	3,586,519	-		3,586,519
Internet Software & Services 5.9%
Alphabet, Inc. Class A	12,855	1,970	-	14,515,738	2,224,504	-	14,825	16,740,242	*
eBay, Inc.	381,601	27,295	-	13,836,852	989,717	-	408,896	14,826,569	*
Facebook, Inc. Class A	-	10,195	-	-	1,981,092	-	10,195	1,981,092	*
Spotify Technology SA	-	5,915	-	-	995,140	-	5,915	995,140	*
				28,352,590	6,190,453	-		34,543,043
IT Services 5.1%
Cognizant Technology Solutions Corp. Class A	185,117	-	-	14,622,392	-	-	185,117	14,622,392
MasterCard, Inc. Class A	65,230	-	-	12,818,999	-	-	65,230	12,818,999
PayPal Holdings, Inc.	-	9,230	-	-	768,582	-	9,230	768,582	*
Visa, Inc. Class A	-	15,730	-	-	2,083,439	-	15,730	2,083,439
				27,441,391	2,852,021	-		30,293,412
Machinery 0.0%(a)
Gates Industrial Corp. PLC	-	15,210	-	-	247,467	-	15,210	247,467	*

Media 2.9%
Comcast Corp. Class A	531,119	-	-	17,426,014	-	-	531,119	17,426,014

Metals & Mining 0.6%
Newmont Mining Corp.	-	-	76,445	-	-	2,882,741	76,445	2,882,741
Rio Tinto PLC ADR	-	-	11,603	-	-	643,734	11,603	643,734
				-	-	3,526,475		3,526,475
Multi-Utilities 0.4%
DTE Energy Co.	-	-	13,529	-	-	1,402,010	13,529	1,402,010
NiSource, Inc.	-	-	29,593	-	-	777,704	29,593	777,704
Sempra Energy	-	-	2,687	-	-	311,988	2,687	311,988
				-	-	2,491,702		2,491,702
Multiline Retail 0.1%
Nordstrom, Inc.	-	-	9,476	-	-	490,667	9,476	490,667

Oil, Gas & Consumable Fuels 5.2%
Cabot Oil & Gas Corp.	-	-	6,110	-	-	145,418	6,110	145,418
Cimarex Energy Co.	34,098	-	-	3,469,130	-	-	34,098	3,469,130
Enbridge, Inc.	-	38,000	-	-	1,356,220	-	38,000	1,356,220
EOG Resources, Inc.	-	-	11,654	-	-	1,450,107	11,654	1,450,107
EQT Corp.	183,594	-	-	10,130,717	-	-	183,594	10,130,717
Exxon Mobil Corp.	-	-	19,046	-	-	1,575,676	19,046	1,575,676
Noble Energy, Inc.	331,639	-	-	11,700,224	-	-	331,639	11,700,224
Phillips 66	-	-	6,304	-	-	708,002	6,304	708,002
				25,300,071	1,356,220	3,879,203		30,535,494
Personal Products 2.6%
Unilever NV	252,842	-	24,108	14,088,356	-	1,343,298	276,950	15,431,654

Pharmaceuticals 2.2%
Bristol-Myers Squibb Co.	-	6,415	-	-	355,006	-	6,415	355,006
Johnson & Johnson	-	-	15,011	-	-	1,821,435	15,011	1,821,435
Merck & Co., Inc.	-	-	22,049	-	-	1,338,374	22,049	1,338,374
Pfizer, Inc.	-	-	55,745	-	-	2,022,429	55,745	2,022,429
Roche Holding AG	34,887	-	-	7,739,959	-	-	34,887	7,739,959
				7,739,959	355,006	5,182,238		13,277,203
Professional Services 0.5%
Equifax, Inc.	-	9,900	-	-	1,238,589	-	9,900	1,238,589
IHS Markit Ltd.	-	28,800	-	-	1,485,792	-	28,800	1,485,792	*
Verisk Analytics, Inc.	-	4,985	-	-	536,585	-	4,985	536,585	*
				-	3,260,966	-		3,260,966
Road & Rail 1.8%
CSX Corp.	-	13,675	-	-	872,191	-	13,675	872,191
J.B. Hunt Transport Services, Inc.	72,574	-	-	8,821,370	-	-	72,574	8,821,370
Norfolk Southern Corp.	-	4,600	-	-	694,002	-	4,600	694,002
				8,821,370	1,566,193	-		10,387,563
Semiconductors & Semiconductor Equipment 3.6%
Texas Instruments, Inc.	190,968	-	-	21,054,222	-	-	190,968	21,054,222

Software 2.8%
Autodesk, Inc.	-	-	8,436	-	-	1,105,875	8,436	1,105,875	*
Intuit, Inc.	56,627	-	-	11,569,179	-	-	56,627	11,569,179
Microsoft Corp.	-	23,200	4,308	-	2,287,752	424,812	27,508	2,712,564
salesforce.com, Inc.	-	7,480	-	-	1,020,272	-	7,480	1,020,272	*
				11,569,179	3,308,024	1,530,687		16,407,890
Specialty Chemicals 1.5%
Novozymes A/S B Shares	170,092	-	-	8,602,950	-	-	170,092	8,602,950

Specialty Retail 3.5%
Advance Auto Parts, Inc.	125,001	-	-	16,962,636	-	-	125,001	16,962,636
Home Depot, Inc.	-	7,555	-	-	1,473,980	-	7,555	1,473,980
Hudson Ltd. Class A	-	33,510	-	-	586,090	-	33,510	586,090	*
Tiffany & Co.	-	-	3,916	-	-	515,346	3,916	515,346
Tractor Supply Co.	-	11,190	-	-	855,923	-	11,190	855,923
				16,962,636	2,915,993	515,346		20,393,975
Technology Hardware, Storage & Peripherals 0.3%
Apple, Inc.	-	9,800	-	-	1,814,078	-	9,800	1,814,078
HP, Inc.	-	-	8,621	-	-	195,610	8,621	195,610
				-	1,814,078	195,610		2,009,688
Textiles, Apparel & Luxury Goods 1.4%
Gildan Activewear, Inc.	211,010	-	-	5,942,042	-	-	211,010	5,942,042
lululemon Athletica, Inc.	-	-	10,658	-	-	1,330,651	10,658	1,330,651	*
PVH Corp.	-	8,130	-	-	1,217,224	-	8,130	1,217,224
				5,942,042	1,217,224	1,330,651		8,489,917
Trading Companies & Distributors 3.4%
Fastenal Co.	83,167	-	-	4,002,828	-	-	83,167	4,002,828
HD Supply Holdings, Inc.	-	25,200	-	-	1,080,828	-	25,200	1,080,828	*
W.W. Grainger, Inc.	48,398	-	-	14,925,943	-	-	48,398	14,925,943
				18,928,771	1,080,828	-		20,009,599
Total Common Stocks (Cost $411,446,967)				451,782,276	56,387,038	65,668,833	8,396,563	573,838,147

Preferred Stocks 0.1%

Health Care 0.1%
Moderna Therapeutics Ser. F (Cost $474,998)	-	54,100	-	-	544,246	-	54,100	544,246	*(b)(c)(d)

Master Limited Partnerships 0.2%

Capital Markets 0.2%
Blackstone Group LP (Cost $952,541)	-	26,315	-	-	846,554	-	26,315	846,554

Short-Term Investments 2.1%
							PRINCIPAL AMOUNT
Certificates of Deposit 0.0%(a)
Self Help Credit Union, 0.25%, due 7/29/18	100,000	-	-	100,000	-	-	$ 100,000	100,000
Self Help Credit Union, 0.25%, due 9/29/18	100,000	-	-	100,000	-	-	100,000	100,000
				200,000	-	-		200,000
							NUMBER OF SHARES
Investment Companies 2.1%
State Street Institutional U.S. Government Money Market Fund Premier Class 1.82%(e)	-	-	2,950,929	-	-	2,950,929	2,950,929	2,950,929
State Street Institutional Treasury Money Market Fund Premier Class, 1.74%(e)	9,469,515	93,229	-	9,469,515	93,229	-	9,562,744	9,562,744

Total Investment Companies (Cost $12,513,673)				9,469,515	93,229	2,950,929		12,513,673

Total Short-Term Investments (Cost $12,713,673)				9,669,515	93,229	2,950,929		12,713,673

Total Investments 99.8% (Cost $425,588,179)				461,451,791	57,871,067	68,619,762		587,942,620
Other Assets Less Liabilities 0.2%				(913)	90,852	1,090,129		1,180,068

Net Assets 100.0%				461,450,878	57,961,919	69,709,891		589,122,688

^ All securities of Guardian Portfolio and Large Cap Value Portfolio comply with Sustainable Equity Portfolio's investment restrictions and guidelines. Nonetheless, there may be a repositioning of the securities held by Guardian Portfolio and Large Cap Value Portfolio following the Reorganizations.

* Non-income producing security.
(a) Represents less than 0.05% of net assets.

(b)   Security fair valued as of June 30, 2018 in accordance with procedures approved by the Fund’s Board of Trustees. Total value of all such securities at June 30, 2018 amounted to $544,246, which represents 0.1% of net assets of the Fund.

(c) Value determined using significant unobservable inputs.

(d)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At June 30, 2018, this security amounted to $544,246, which represents 0.1% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 6/30/2018	Fair Value Percentage of Net Assets as of 6/30/2018
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$474,998	0.1%	$544,246	0.1%

(e) Represents 7-day effective yield as of June 30, 2018.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of June 30, 2018:

Portfolios	Sustainable Equity Portfolio	Guardian Portfolio	Large Cap Value Portfolio	Pro-Forma Combined Portfolio
Investments in Securities (Level 1)
Common Stocks (a)	$ 425,419,211	$ 56,387,038	$ 65,668,833	$ 547,475,082
Master Limited Partnerships (a)	-	846,554	-	846,554
Total Investments in Securities (Level 1)	425,419,211	57,233,592	65,668,833	548,321,636
Investments in Securities (Level 2)
Common Stocks
Hotels, Restaurants & Leisure	10,020,156	-	-	10,020,156
Pharmaceuticals	7,739,959	-	-	7,739,959
Specialty Chemicals	8,602,950	-	-	8,602,950
Total Common Stock	26,363,065	-	-	26,363,065
Short-Term Investments	9,669,515	93,229	2,950,929	12,713,673
Total Investments in Securities (Level 2)	36,032,580	93,229	2,950,929	39,076,738
Investments in Securities (Level 3)(b)
Preferred Stocks (a)	-	544,246	-	544,246
Total Investment in Securities (Level 3)	-	544,246	-	544,246
Total Investments	$ 461,451,791	$ 57,871,067	$ 68,619,762	$ 587,942,620

(a) The Schedule of Investments provides information on the industry categorization for the portfolio.
(b) The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 7/1/2017	Accrued discounts/(premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018

Investments in Securities:
Preferred Stock
Health Care	$474,998	$—	$—	$69,248	$—	$—	$—	$—	$544,246	$69,248
Total	$474,998	$—	$—	$69,248	$—	$—	$—	$—	$544,246	$69,248

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2018:

Asset Value	Fair value at 6/30/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input (c)
Preferred Stock	$544,246	Market	Transaction Price	$10.06	$10.06	Decrease
		Approach
(c) Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

At June 30, 2018, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

	Sustainable Equity Portfolio	Guardian Portfolio	Large Cap Value Portfolio	Pro-Forma Combined Portfolio
Aggregate gross unrealized appreciation	$152,364,649	$14,849,197	$4,507,081	$171,720,927
Aggregate gross unrealized depreciation	$7,503,605	$1,308,644	$1,280,457	$10,092,706
Net unrealized appreciation (depreciation)	$144,861,044	$13,540,553	$3,226,624	$161,628,221
Federal income tax cost of investments	$316,590,747	$44,330,514	$65,393,138	$426,314,399

Pro Forma Statement of Assets and Liabilities
(Unaudited) 6/30/18

	Sustainable Equity Portfolio	Guardian Portfolio	Large Cap Value Porfolio	Adjustments (1)		Pro Forma Combined
Assets
Investments in securities, at value * -see Schedule of Investments:
Unaffiliated issuers	$461,451,791	$57,871,067	$68,619,762			$587,942,620
Cash	-	17,284	-			17,284
Dividends and interest receivable	542,390	13,369	83,079			638,838
Receivable for securities sold	-	513,187	3,234,307			3,747,494
Receivable for Fund shares sold	2,769	273	127,434			130,476
Receivable for securities lending income	-	335	141			476
Prepaid expenses and other assets	12,632	1,905	15,855			30,392
Total Assets	462,009,582	58,417,420	72,080,578			592,507,580
Liabilities
Payable to investment manager	207,393	26,755	31,211			265,359
Due to custodian	100,000	-	-			100,000
Payable for securities purchased	-	354,534	2,133,903			2,488,437
Payable for Fund shares redeemed	107,915	33,418	155,595			296,928
Payable to administrator	129,257	14,323	17,024			160,604
Payable to trustees	49	544	531			1,124
Accrued expenses and other payables	14,090	25,927	32,423			72,440
Total Liabilities	558,704	455,501	2,370,687			3,384,892
Net Assets	$461,450,878	$57,961,919	$69,709,891			$589,122,688
Net Assets consist of:
Paid-in capital	$275,361,772	$35,879,702	$52,699,624			$363,941,098
Undistributed net investment income (loss)	3,433,690	248,476	1,291,536			4,973,702
Accumulated net realized gains (losses) on investments	37,443,428	8,156,359	12,261,491			57,861,278
Net unrealized appreciation (depreciation) in value of investments	145,211,988	13,677,382	3,457,240			162,346,610
Net Assets	$461,450,878	$57,961,919	$69,709,891			$589,122,688
Net Assets
Class I	$381,348,915	$12,259,666	$69,709,891			$463,318,472
Class S	80,101,963	45,702,253	-			125,804,216
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,300,522	731,992	4,214,769	(1,872,918)	(2)	17,374,365
Class S	2,997,182	2,763,244	-	(1,053,202)	(2)	4,707,224
Net Asset Value, offering and redemption price per share
Class I	$26.67	$16.75	$16.54			$26.67
Class S	26.73	16.54	-			26.73

* Cost of Investments:
Unaffiliated issuers	$316,231,972	$44,193,685	$65,162,522			$425,588,179

(1) Adjustments assume that Sustainable Equity Portfolio obtained all the shareholder accounts and assets of Guardian Portfolio and Large Cap Value Portfolio.
(2) Each shareholder of Guardian Portfolio and Large Cap Value Portfolio will receive the number of Sustainable Equity Portfolio shares equal in dollar value to that shareholder’s shares of Guardian Portfolio and Large Cap Value Portfolio, respectively.

See Notes to Financial Statements

Pro Forma Statement of Operations
(Unaudited) For the Year Ended 6/30/18
	Sustainable Equity Portfolio	Guardian Portfolio	Large Cap Value Portfolio	Adjustments (1)		Pro Forma Combined
Investment Income:
Income:
Dividend income-unaffiliated issuers	$ 6,511,970	$ 900,677	$ 1,567,520	$ -		$ 8,980,167
Interest income-unaffiliated issuers	148,596	4,163	71,903	-		224,662
Income from securities loaned - net	0	1,409	538	-		1,947
Foreign taxes withheld	(145,340)	(13,527)	(1,399)	-		(160,266)
Total income	6,515,226	892,722	1,638,562	-		9,046,510
Expenses:				-
Investment management fees	2,456,364	327,379	392,567	(54,443)	(3)	3,121,867
Administration fees:
Class I	1,116,310	36,624	214,127	-		1,367,061
Class S	251,613	141,946	-	-		393,559
Distribution fees:
Class S	209,677	118,288	-	-		327,965
Audit fees	46,560	46,560	46,560	(93,121)	(2)	46,559
Custodian and accounting fees	56,161	51,878	55,941	(89,432)	(2)(3)	74,548
Insurance expense	14,595	2,004	2,462	(180)	(3)	18,881
Legal fees	188,503	23,568	28,120	(18,015)	(2)	222,176
Shareholder reports	115,661	38,003	18,254	(41,918)	(2)	130,000
Trustees' fees and expenses	43,232	41,896	41,944	(83,276)	(3)	43,796
Interest expense	-	1,652	76	(1,728)	(4)	0
Miscellaneous	23,883	2,998	3,655	(272)	(2)	30,264
Total expenses	4,522,559	832,796	803,706	(382,385)		5,776,676
Expenses reimbursed by Management/Recoupment	(19,183)	(92,108)	-	104,137	(3)	(7,154)
Custodian out-of-pocket expenses refunded	-	-	-	-		-
Total net expenses	4,503,376	740,688	803,706	(278,248)		5,769,522
Net investment income (loss)	2,011,850	152,034	834,856	278,248		3,276,988
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	28,462,535	5,342,344	7,678,069	-		41,482,948
Settlement of foreign currency transactions	217	(1,882)	16	-		(1,649)
Expiration or closing of option contracts written	-	-	90,298	-		90,298
Change in net unrealized appreciation (depreciation) in value of:				-
Investment securities of unaffiliated issuers	24,180,547	3,036,230	(3,608,347)	-		23,608,430
Foreign currency transactions	-	1,122	(3)	-		1,119
Option contracts written	-	-	(3,861)	-		(3,861)
Net gain (loss) on investments	52,643,299	8,377,814	4,156,172	-		65,177,285
Net increase (decrease) in net assets resulting from operations	$ 54,655,149	$ 8,529,848	$ 4,991,028	$ 278,248		$ 68,454,273

(1) Adjustments assume that Sustainable Equity Portfolio obtained all the shareholder accounts and assets of Guardian Portfolio and Large Cap Value Portfolio.
(2) Certain expenses have been reduced due to the elimination of partially duplicative services.
(3) Certain expenses, which are determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of Sustainable Equity Portfolio, Guardian Portfolio and Larage Cap Value Portfolio.

(4) Certain expenses have been eliminated as they are non-recurring.

See Notes to Financial Statements

Notes to Pro Forma Combined Financial Statements
June 30, 2018 (Unaudited)
Note 1 – Description of the Trust
Neuberger Berman Advisers Management Trust (the “Trust”), was organized as a Delaware statutory trust on May 23, 1994 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.
Note 2 – Basis of Combination
On December 13, 2018, the Board of Trustees of the Trust approved the Plan of Reorganization and Dissolution (“Plan”) that provides for the transfer of all of the assets of Guardian Portfolio and Large Cap Value Portfolio (the “Merging Portfolios”) to the Sustainable Equity Portfolio (the “Surviving Portfolio” and, together with the “Merging Portfolios,” collectively the “Portfolios”), each a series of the Trust, and the assumption by the Surviving Portfolio of all of the liabilities of each Merging Portfolio in exchange for shares of the Surviving Portfolio having an aggregate value equal to the net assets of the Merging Portfolio, the distribution of the Surviving Portfolio shares to the Merging Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of each Merging Portfolio.
Guardian Portfolio’s annual contractual effective management fee equals 0.85% of average daily net assets. Large Cap Value Portfolio’s annual contractual effective management fee equals 0.85% of average daily net assets.  Sustainable Equity Portfolio’s annual contractual effective management fee equals 0.84% of average daily net assets.
Each Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2018. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of each Merging Portfolio, and the Surviving Portfolio at June 30, 2018. The unaudited pro forma combined statement of operations reflects the results of operations of the Surviving Portfolio as if it had acquired each Merging Portfolio at the beginning of the year ended June 30, 2018. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Surviving Portfolio for pre-combination periods will not be restated.
The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of the Portfolios. Each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements in their Annual and Semi-Annual Reports to Shareholders. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
Following the Reorganization, Sustainable Equity Portfolio will be the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of the reorganization. In this case, Sustainable Equity Portfolio is the legal survivor. Other criteria include:
a.) Portfolio Management – The merged entity will be managed by the Manager and portfolio managers to the Sustainable Equity Portfolio in a manner consistent with the Sustainable Equity Portfolio’s current management style.
b.) Portfolio Composition – The merged entity’s investments are anticipated to be composed of a majority of securities currently held by the Sustainable Equity Portfolio.
c.) Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Sustainable Equity Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.) Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of the Sustainable Equity Portfolio. The expense ratio of the merged entity will closely resemble that of the Sustainable Equity Portfolio.
e.) Asset Size – The Sustainable Equity Portfolio is larger than each of the Merging Portfolios; and it will be the dominant portion of the merged entity.

Note 3 – Portfolio Valuation
In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of the Portfolios (each individually a “Portfolio”) are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Portfolios' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•            Level 1 – quoted prices in active markets for identical investments
•            Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•            Level 3 – unobservable inputs (including a Portfolio's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Portfolios’ investments in equity securities, preferred stocks and master limited partnerships, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Portfolio might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Trust’s Board of Trustees (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.
The value of the Portfolios’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Portfolio investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Portfolio could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Portfolio’s share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Portfolio could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

Note 4 – Shares
The unaudited pro forma net asset value per share assumes the issuance of common shares of beneficial interest of the Sustainable Equity Portfolio that would have been issued at June 30, 2018, in connection with the Reorganizations. The number of shares issued were calculated based on the net assets of each Merging Portfolio and net asset value per share of the Sustainable Equity Portfolio at June 30, 2018.

Note 5 – Taxes
Each Merging Portfolio, as well as the Surviving Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, State and local income tax provision is required.

Note 6 – Unaudited Pro Forma Combined Adjustments
The accompanying unaudited pro forma combined financial statements reflect changes in the Sustainable Equity Portfolio’s shares as if the merger had taken place on June 30, 2018.

Note 7 – Costs and Portfolio Turnover Associated with the Reorganizations
NBIA will pay the costs associated with each Reorganization, including the costs of filing, printing and distributing disclosure documents, and legal and accounting fees, but excluding any brokerage costs, which will be paid by the Portfolio that incurs them. NBIA currently anticipates that, prior to or immediately after the Reorganizations, approximately 89% of Guardian Portfolio’s securities and 95% of Large Cap Value Portfolio’s securities will be sold as a result of repositioning the securities of the Merging Portfolios in connection with the Reorganizations.  NBIA estimates that the total brokerage commissions incurred as a result of repositioning the Portfolios will be approximately $10,000. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.